                                                                  EXHIBIT 10.25


                                                                  EXECUTION COPY


================================================================================



             NORDSTROM PRIVATE LABEL CREDIT CARD MASTER NOTE TRUST,

                                    as Issuer

                                       and

                WELLS FARGO BANK MINNESOTA, NATIONAL ASSOCIATION,

                              as Indenture Trustee



                       SERIES 2001-2 INDENTURE SUPPLEMENT


                          Dated as of December 4, 2001



================================================================================

                                TABLE OF CONTENTS

ARTICLE ONE  DEFINITIONS..................................................................................................1

      Section 1.01.  Definitions..........................................................................................1
      Section 1.02.  Other Definitional Provisions.......................................................................11

ARTICLE TWO  Creation of the Series 2001-2 Notes.........................................................................13

      Section 2.01.  Designation.........................................................................................13

ARTICLE THREE  Servicing Fee.............................................................................................14

      Section 3.01.  Servicing Compensation..............................................................................14

ARTICLE FOUR  Rights of Series 2001-2 Noteholders and Allocation and Application of Collections..........................15

      Section 4.01.  Collections and Allocations.........................................................................15
      Section 4.02.  Determination of Monthly Interest...................................................................17
      Section 4.03.  Suspension of the Revolving Period; Partial Amortization Period.....................................18
      Section 4.04.  [RESERVED]..........................................................................................18
      Section 4.05.  Application of Available Finance Charge Collections and Available Principal Collections.............19
      Section 4.06.  Investor Charge-Offs................................................................................20
      Section 4.07.  Reallocated Principal Collections...................................................................21
      Section 4.08.  Excess Finance Charge Collections...................................................................21
      Section 4.09.  Shared Principal Collections........................................................................21
      Section 4.10.  Principal Balance Increases.........................................................................21

ARTICLE FIVE  Delivery of Series 2001-2 Notes; Distributions; Reports to Series 2001-2 Noteholders.......................23

      Section 5.01.  Delivery and Payment for the Series 2001-2 Notes....................................................23
      Section 5.02.  Distributions.......................................................................................23
      Section 5.03.  Reports and Statements to Series 2001-2 Noteholders.................................................23

ARTICLE SIX  Series 2001-2 PAY OUT Events................................................................................25

      Section 6.01.  Series 2001-2 Pay Out Events........................................................................25

ARTICLE SEVEN  Redemption of Series 2001-2 Notes; Final Distributions; Series Termination................................27

      Section 7.01.  Optional Redemption of Series 2001-2 Notes; Final Distributions.....................................27
      Section 7.02.  Series Termination..................................................................................28

ARTICLE EIGHT  Miscellaneous Provisions..................................................................................29

      Section 8.01.  Ratification of Indenture...........................................................................29
      Section 8.02.  Counterparts........................................................................................29
      Section 8.03.  Governing Law.......................................................................................29
      Section 8.04.  Limitation of Liability.............................................................................29
      Section 8.05.  Private Placement of Series 2001-2 Notes; Form of Delivery of Series 2001-2 Notes...................29
      Section 8.06.  Successors and Assigns..............................................................................30
      Section 8.07.  Amendments..........................................................................................30
      Section 8.08.  Tax Matters.........................................................................................30


                                    EXHIBITS


EXHIBIT A-1             FORM OF CLASS A NOTE

EXHIBIT A-2             FORM OF CLASS B NOTE

EXHIBIT B               FORM OF MONTHLY SERVICER REPORT

EXHIBIT C               FORM OF INVESTMENT LETTER

EXHIBIT D               FORM OF PRINCIPAL BALANCE INCREASE REQUEST

EXHIBIT E               FORM OF PRINCIPAL BALANCE INCREASE CONFIRMATION

        INDENTURE SUPPLEMENT, dated as of December 4, 2001 is between Nordstrom Private Label Credit Card Master Note Trust, a business trust organized and existing under the laws of the State of Delaware (herein, the "Issuer" or the "Trust"), and Wells Fargo Bank Minnesota, National Association, a national banking association, not in its individual capacity, but solely as indenture trustee (herein, together with its successors in the trusts thereunder as provided in the Master Indenture referred to below, the "Indenture Trustee") under the Master Indenture, dated as of October 1, 2001 (the "Indenture") between the Issuer and the Indenture Trustee.

                                   ARTICLE ONE
                                   DEFINITIONS

        Section 1.01. Definitions. Whenever used in this Indenture Supplement, the following words and phrases shall have the following meanings:

           "Additional Interest" means, with respect to any Distribution Date, Class A Additional Interest and Class B Additional Interest for such Distribution Date.

           "Agent" means the Class A Agent or the Class B Agent, as applicable, and "Agents" means the Class A Agent and the Class B Agent.

           "Agreement" means the Indenture as supplemented by this Indenture Supplement.

           "Amortization Period" means, with respect to Series 2001-2, as the context requires, the Scheduled Amortization Period, the Early

           Amortization Period or any Partial Amortization Period.

           "Available Finance Charge Collections" means, with respect to any Monthly Period, an amount equal to the sum of (i) the Investor Finance Charge Collections, plus (ii) the Excess Finance Charge Collections allocated to Series 2001-2, if any, with respect to the related Distribution Date.

           "Available Principal Collections" means, with respect to any Monthly Period, an amount equal to (i) Investor Principal Collections minus (ii) the amount of Reallocated Principal Collections which pursuant to Section 4.07 are required to be applied on the related Distribution Date, plus (iii) any Shared Principal Collections that are allocated to Series 2001-2 in accordance with
Section 8.05 of the Indenture and Section 4.09 hereof, plus (iv) the aggregate amount to be treated as Available Principal Collections pursuant to Section 4.05(a)(iii) and (iv) for the related Distribution Date.

           "Average Invested Amount" means, for any period, the sum of the Invested Amounts for each day in such period divided by the number of days in such period.

           "Base Rate" means, with respect to any Monthly Period, the sum of (i) the Servicing Fee Rate and (ii) the weighted average of the Class A Note Rate.

           "Class" means the Class A Notes or Class B Notes, as applicable.

           "Class A Additional Amounts" has the meaning specified in the Class A Note Purchase Agreement.

           "Class A Additional Interest" means, with respect to any Distribution Date, an amount equal to the product of (i) a fraction, the numerator of which is 30, or in the case of the first Due Period, the actual number of days in the Due Period, and the denominator of which is 360, (ii) the Class A Note Rate in effect with respect to the related Due Period and (iii) the Class A Interest Shortfall for the preceding Distribution Date. Notwithstanding anything to the contrary herein, Class A Additional Interest shall be payable or distributed to the Class A Noteholders only to the extent permitted by applicable law.

           "Class A Agent" means the Person from time to time acting as Agent for the Class A Noteholders under the Class A Note Purchase Agreement.

           "Class A Interest Shortfall" means, with respect to any Distribution Date, the excess, if any, as determined by the Servicer, of (x) the amount described in Section 4.05(a)(ii) over (y) the sum of (A) the aggregate amount of Available Finance Charge Collections allocated and paid for such amounts on such Distribution Date and (B) the Class A Reallocated Principal Amount applied to fund a deficiency in the amount distributed pursuant to Section 4.05(a)(ii) on such Distribution Date.

           "Class A Monthly Interest" has the meaning specified in the Class A Note Purchase Agreement.

           "Class A Note" means any one of the Series 2001-2 Floating Rate Asset Backed Variable Funding Notes executed by the Issuer and authenticated by or on behalf of the Indenture Trustee, substantially in the form of Exhibit A-1.

           "Class A Note Initial Principal Balance" means $0.

           "Class A Note Rate" has the meaning specified in the Class A Note Purchase Agreement.

           "Class A Note Maximum Principal Balance" means $200,000,000, as such amount may be increased or decreased from time to time in accordance with the Class A Note Purchase Agreement.

           "Class A Note Principal Balance" means, on any date of determination, an amount equal to (i) the Class A Note Initial Principal Balance, plus (b) the aggregate amount of Principal Balance Increases allocated to the Class A Notes in accordance with Section 4.10(b) made on or prior to such date, minus (c) the aggregate amount of principal payments made to the Class A Noteholders on or prior to such date.

           "Class A Note Purchase Agreement" means the Note Purchase Agreement, dated as of December 4, 2001, among the Transferor, the Servicer, the Conduit Purchaser, the Class A

Agent and the Committed Purchaser, as the same may be amended, restated, supplemented or otherwise modified from time to time.

           "Class A Noteholder" means the Person in whose name a Class A Note is registered in the Note Register.

           "Class A Reallocated Principal Amount" means the lesser of: (i) the excess of the amounts described in Sections 4.05(a)(i) and (ii) over the amount actually distributed pursuant to such Sections and (ii) the greater of (a) the Class B Note Principal Balance for the related Distribution Date minus the amount of unreimbursed Investor Charge-Offs (after giving effect to Investor Charge-Offs for the related Monthly Period) and unreimbursed Reallocated Principal Collections (as of the preceding Distribution Date) and (b) zero.

           "Class B Additional Interest" means, with respect to any Distribution Date, an amount equal to the product of (i) a fraction, the numerator of which is 30, or in the case of the first Interest Period, the actual number of days in the Interest Period, and the denominator of which is 360, (ii) the Class B Note Interest Rate then in effect with respect to the related Interest Period and
(iii) the Class B Interest Shortfall for the preceding Distribution Date. Notwithstanding anything to the contrary herein, Class B Additional Interest shall be payable or distributed to the Class B Noteholders only to the extent permitted by applicable law.

           "Class B Agent" means the Transferor.

           "Class B Interest Shortfall" means, with respect to any Distribution Date, the excess, if any, as determined by the Servicer, of (i) the amount described in Section 4.05(a)(vii) over (ii) the sum of (A) the aggregate amount of Available Finance Charge Collections allocated and paid for such amounts on such Distribution Date and (B) the Reallocated Principal Amount applied to fund a deficiency in the amount distributed pursuant to Section 4.05(a)(vii) on such Distribution Date.

           "Class B Maximum Principal Balance" means $27,300,000, as such amount may be increased or decreased pursuant to the Agreement.

           "Class B Monthly Interest" means the amount of monthly interest distributable from the Collection Account with respect to the Class B Notes on any Distribution Date and which shall be an amount equal to the product of (i) a fraction, the numerator of which is 30, or in the case of the first Interest Period, the actual number of days in such Interest Period, and the denominator of which is 360, (ii) the Class B Note Interest Rate then in effect with respect to the related Interest Period and (iii) the Class B Note Principal Balance as of the close of business on the last day of the preceding Monthly Period (or, with respect to the initial Distribution Date, the Class B Note Initial Principal Balance).

           "Class B Note" means any one of the Series 2001-2 Floating Rate Asset Backed Variable Funding Notes executed by the Issuer and authenticated by or on behalf of the Indenture Trustee, substantially in the form of Exhibit A-2.

           "Class B Note Initial Principal Balance" means $0.

           "Class B Note Interest Rate" means a per annum rate equal to (a) the applicable British Bankers' Association Interest Settlement Rate for deposits in U.S. dollars appearing on Reuters Screen FRBD as of 11:00 a.m. (London time) two Business Days prior to the first day of the relevant Interest Period, and having a maturity equal to such Interest Period, provided that, (i) if Reuters Screen FRBD is not available to the Agent for any reason, the applicable LIBOR for the relevant Interest Period shall instead be the applicable British Bankers' Association Interest Settlement Rate for deposits in U.S. dollars as reported by any other generally recognized financial information service as of 11:00 a.m. (London time) two Business Days prior to the first day of such Interest Period, and having a maturity equal to such Interest Period, and (ii) if no such British Bankers' Association Interest Settlement Rate is available to the Agent, the applicable LIBOR for the relevant Interest Period shall instead be the rate determined by the Agent to be the rate at which Bank One offers to place deposits in U.S. dollars with first-class banks in the London interbank market at approximately 11:00 a.m. (London time) two Business Days prior to the first day of such Interest Period, in the approximate amount to be funded at LIBOR and having a maturity equal to such Interest Period, divided by (b) one minus the maximum aggregate reserve requirement (including all basic, supplemental, marginal or other reserves) which is imposed against the Agent in respect of Eurocurrency liabilities, as defined in Regulation D of the Board of Governors of the Federal Reserve System as in effect from time to time (expressed as a decimal), applicable to such Interest Period plus (b) 0.50%.

           "Class B Note Principal Balance" means, on any date of determination, an amount equal to (i) the Class B Note Initial Principal Balance, plus (b) the aggregate amount of Principal Balance Increases allocated to the Class B Notes in accordance with Section 4.10(b) made on or prior to such date, minus (c) the aggregate amount of principal payments made to the Class B Noteholders on or prior to such date.

           "Class B Noteholder" means the Person in whose name a Class B Note is registered in the Note Register.

           "Class B Succession Date" means the later to occur of (a) the Scheduled Amortization Date and (b) the reduction of the Class A

           Principal Balance to zero.

           "Closing Date" has the meaning specified in the Class A Note Purchase Agreement.

           "Committed Purchaser" has the meaning specified in the Class A Note Purchase Agreement.

           "Conduit Purchaser" has the meaning specified in the Class A Note Purchase Agreement.

           "Defaulted Amount" means, with respect to a Distribution Date, the total amount of Defaulted Receivables for the related Monthly Period.

           "Determination Date" means the second Business Day preceding the Distribution Date.

           "Dilution Amount" means the amount of the required reduction in the amount of Principal Receivables used in the calculation of the Transferor Interest described in the first two sentences of Section 3.09 of the Transfer and Servicing Agreement.

           "Distribution Date" means January 15, 2002 and the fifteenth (15th) day of each calendar month thereafter, or if such fifteenth day is not a Business Day, the next succeeding Business Day.

           "Due Period" has the meaning set forth in the Class A Note Purchase Agreement.

           "Early Amortization Period" means the period commencing on the Business Day on which a Series 2001-2 Pay Out Event is deemed to have occurred, and ending on the first to occur of (i) the payment in full of the Note Principal Balance and (ii) the Series 2001-2 Final Maturity Date.

           "Finance Charge Shortfall" means, with respect to any Distribution Date and the related Monthly Period, an amount equal to the excess, if any, of
(i) the full amount required to be paid, without duplication, pursuant to
Section 4.05(a)(i) through (ix) on such Distribution Date over (ii) the Investor Finance Charge Collections.

           "Fixed Investor Percentage" means, with respect to any Reset Date, the percentage equivalent (which percentage shall never exceed 100%) of a fraction, (i) the numerator of which is the Invested Amount as of the close of business on the last day of the Revolving Period and (ii) the denominator is equal to the greater of (x) the total amount of Principal Receivables in the Trust as of the close of business on the Reset Date and (y) the sum of the numerators used to calculate the investor percentages for allocations with respect to Principal Receivables for all Series outstanding as of such Reset Date; provided, however, that if, after the commencement of the Early Amortization Period, a Pay Out Event occurs with respect to another Series that was designated in the Indenture Supplement therefor as a Series that is a "Paired Series" with respect to Series 2001-2, the Transferor may, by written notice delivered to the Indenture Trustee and the Servicer, designate a different numerator for the foregoing fraction, provided that (A) such numerator is not less than the Invested Amount as of the last day of the revolving period for such Paired Series and (B) such action shall be taken only upon satisfaction of the Rating Agency Condition and (C) the Transferor shall have delivered to the Indenture Trustee an Officer's Certificate to the effect that, based on the facts known to such officer at that time, in the reasonable belief of the Transferor, such designation will not cause a Pay Out Event or an event that, after the giving of notice or the lapse of time, would constitute a Pay Out Event, to occur with respect to Series 2001-2.

           "Floating Investor Percentage" means, with respect to any Reset Date, the percentage equivalent (which percentage shall never exceed 100%) of a fraction, (i) the numerator of which is equal to the Invested Amount as of the close of business on the last day of the preceding Monthly Period (or with respect to the first Monthly Period, the Initial Invested Amount) and (ii) the denominator of which is the greater of (a) the total amount of Principal Receivables in the Trust as of the close of business on such Reset Date (or, with respect to allocations of Uncovered Dilution Amounts, zero) and (b) the sum of the numerators used to calculate the investor percentages for allocations with respect to Finance Charge Receivables, Defaulted Amounts, Uncovered Dilution Amounts or Principal Receivables, as applicable, for all Series outstanding as of the date as to which such determination is being made.

           "Group One" means Series 2001-2 and each other Series specified in the related Indenture Supplement to be included in Group One.

           "Increase Amount" has the meaning specified in Section 4.10(a).

           "Increase Conditions" means, with respect to any requested Principal Balance Increase hereunder, all of the following:

           (a) the request with respect to such Principal Balance Increase shall have been delivered to the Indenture Trustee, each Agent and the Servicer by the time, and shall otherwise conform to the requirements, specified in Section 4.10(a) of this Indenture Supplement;

           (b) after giving effect to such Principal Balance Increase, (i) the Class A Principal Balance shall not exceed the Class A Maximum Principal Balance, and (ii) the Class B Principal Balance shall not exceed the Class B Maximum Principal Balance;

           (c) no Pay Out Event or event that, after the giving of notice or the lapse of time, would constitute a Pay Out Event, has occurred and is continuing or would result from such Principal Balance Increase;

           (d) the Scheduled Amortization Period shall not have commenced as of such Increase Date;

           (e) all of the representations and warranties of the Transferor and the Servicer set forth in the Series Documents and the Class A Note Purchase Agreement, and all of the representations and warranties of the Transferor and the Owner Trustee under the Trust Agreement, shall be true and correct as though made on and as of such Increase Date (except that representations and warranties set forth in Sections 2.04(a)(ii), (vi), (vii) and (viii) of the Transfer and Servicing Agreement shall be deemed to be made only as of the applicable date specified in such sections);

           (f) after giving effect to such Principal Balance Increase, (i) the Transferor Interest shall be equal to or greater than the Required Transferor Interest on such date, and (ii) the Subordination Percentage shall be equal to or greater than the Required Subordination Percentage; and

           (g) after giving effect to such Principal Balance Increase, the total amount of Principal Receivables including the then outstanding principal amount of any Participation Interests theretofore conveyed to the Trust shall be equal to or greater than the Required Minimum Principal Balance on such date.

           "Increase Date" has the meaning specified in Section 4.10(a).

           "Initial Invested Amount" and "Initial Principal Balance" means $0.

           "Interest Period" means, with respect to the Class B Notes for any Distribution Date, the period from and including the 15th day of the month of the preceding Distribution Date (or, in the case of the first Distribution Date, from and including the Closing Date) to but excluding the 15th day of the month of the current Distribution Date.

           "Invested Amount" means, as of any date of determination, an amount equal to the initial principal amount of the Series 2001-2 Notes, plus the aggregate principal amount of Principal Balance Increases pursuant to Section
4.10 on or prior to such date, minus the sum of (i) the amount of principal previously paid to the Series 2001-2 Noteholders and (ii) the excess, if any, of the aggregate amount of Investor Charge-Offs and Reallocated Principal Collections over the reimbursements of such amounts pursuant to Section 4.05(a)(iv) prior to such date.

           "Investment Letter" means an Investment Letter substantially in the form of Exhibit C executed by a Series 2001-2 Noteholder.

           "Investor Charge-Offs" has the meaning specified in Section 4.06.

           "Investor Default Amount" means, with respect to any Distribution Date, an amount equal to the product of (a) the Defaulted Amount for the related Monthly Period and (b) the Floating Investor Percentage.

           "Investor Finance Charge Collections" means, with respect to any Monthly Period, an amount equal to the Investor Percentage for such Monthly Period of Collections of Finance Charge Receivables (including Recoveries treated as Collections of Finance Charge Receivables) deposited in the Collection Account for such Monthly Period treated as Investor Finance Charge Collections pursuant to Section 4.01(c).

           "Investor Percentage" means, for any Monthly Period, with respect to
(i) Finance Charge Receivables and Defaulted Amounts at any time and Principal Receivables during the Revolving Period, the weighted average Floating Investor Percentage for such Monthly Period and (ii) Principal Receivables during an Amortization Period, the weighted average Fixed Investor Percentage for such Monthly Period.

           "Investor Principal Collections" means, with respect to any Monthly Period, the aggregate amount retained in the Collection Account for Series 2001-2 pursuant to Section 4.01(c)(ii) for such Monthly Period.

           "Investor Uncovered Dilution Amount" means, with respect to any Monthly Period, an amount equal to the product of the weighted average Floating Investor Percentage for such Monthly Period and the Uncovered Dilution Amount.

           "Maximum Invested Amount" means, with respect to Series 2001-2, $227,300,000, or such other amount that the Transferor and the Agents may agree to in writing from time to time.

           "Monthly Interest" means, with respect to any Distribution Date, the sum of the Class A Monthly Interest and the Class B Monthly Interest.

           "Monthly Period" has the meaning set forth in the Indenture; provided, however, that the initial Monthly Period will commence on the Closing Date and end on the last day of the calendar month preceding the first Distribution Date.

           "Monthly Principal Reallocation Amount" means, with respect to any Monthly Period, an amount equal to the sum of Class A Reallocated Principal Amount.

           "Monthly Servicer Report" has the meaning specified in Section 5.03.

           "Monthly Servicing Fee" means, with respect to any Distribution Date, an amount equal to one-twelfth of the product of (i) the Servicing Fee Rate and
(ii) (a) the Invested Amount as of the last day of the Monthly Period preceding such Distribution Date minus (b) the product of the amount, if any, on deposit in the Special Funding Account as of the last day of the Monthly Period preceding such Distribution Date and the Floating Investor Percentage with respect to such Monthly Period.

           "Note Assignment" has the meaning specified in Section 8.07(e).

           "Note Principal Balance" means, on any date of determination, an amount equal to the sum of the Class A Note Principal Balance and the Class B Note Principal Balance.

           "Optional Redemption Date" has the meaning specified in Section 4.03(b).

           "Optional Redemption Notice" has the meaning specified in Section 4.03(b).

           "Partial Amortization Amount" has the meaning specified in Section 4.03(a).

           "Partial Amortization Period" means, unless the Scheduled Amortization Period or the Early Amortization Period shall have commenced prior thereto, a period beginning on the first day of the Monthly Period specified in the notice delivered by the Issuer in accordance with Section 4.03, and ending upon the first to occur of (i) the commencement of the Scheduled Amortization Period or the Early Amortization Period and (ii) the last day of the Monthly Period related to the Distribution Date on which the applicable Partial Amortization Amount shall have been paid in full.

           "Partial Participant" has the meaning specified in Section 8.07(f).

           "Participant" has the meaning specified in Section 8.07(f).

           "Pay Out Event" means, with respect to Series 2001-2, a Trust Redemption Event or a Series 2001-2 Pay Out Event.

           "Percentage Allocation" has the meaning set forth in Section 4.01(c)(ii)(B).

           "Portfolio Adjusted Yield" means, with respect to any Monthly Period, the Portfolio Yield with respect to such Monthly Period minus the Base Rate with respect to such Monthly Period.

           "Portfolio Yield" means, with respect to any Monthly Period, the annualized percentage equivalent of a fraction, (i) the numerator of which is equal to the Investor Finance Charge Collections with respect to such Monthly Period, such sum to be calculated on a cash basis after subtracting the Investor Default Amount and the Investor Uncovered Dilution Amount for such Monthly Period, and (ii) the denominator of which is the Note Principal Balance as of the first day of such Monthly Period; provided, however, that Excess Finance Charge Collections that are allocated to Series 2001-2 with respect to such Monthly Period may be added to the numerator if the Transferor shall have provided ten Business Days prior written notice of such action to each Rating Agency and the Rating Agency Condition shall have been satisfied.

           "Principal Balance Increase" has the meaning specified in Section 4.10(a).

           "Principal Balance Increase Confirmation" has the meaning specified in Section 4.10(a).

           "Principal Balance Increase Request" has the meaning specified in
Section 4.10(a).

           "Purchaser" has the meaning specified in the Class A Note Purchase Agreement.

           "Reallocated Principal Collections" means, with respect to any Distribution Date, Investor Principal Collections applied in accordance with
Section 4.07 in an amount not to exceed the Monthly Principal Reallocation for the related Monthly Period.

           "Reassignment Amount" means, with respect to any Distribution Date, after giving effect to any deposits and distributions otherwise to be made on such Distribution Date, the sum of (i) the Note Principal Balance on such Distribution Date (or the applicable portion thereof in the case of any partial redemption pursuant to Section 4.03(b)), plus (ii) Monthly Interest for such Distribution Date and any Monthly Interest previously due but not distributed to the Series 2001-2 Noteholders (or the applicable portion thereof in the case of any partial redemption pursuant to Section 4.03(b)), plus (iii) the amount of Additional Interest, if any, for such Distribution Date and any Additional Interest previously due but not distributed to the Series 2001-2 Noteholders on a prior Distribution Date (or the applicable portion thereof in the case of any partial redemption pursuant to Section 4.03(b)), plus (iv) any other amounts due and unpaid on such Distribution Date under the Class A Note Purchase Agreement, including, without limitation, Broken Funding Costs (if any).

           "Required Subordination Percentage" means 12%.

           "Required Transferor Interest" means 8%.

           "Requisite Agent" means the Class A Agent at all times prior to the Class B Succession Date, and the Class B Agent thereafter.

           "Reset Date" means each of (a) an Addition Date, (b) a Removal Date,
(c) an Optional Redemption Date, (d) a date on which a Principal Balance Increase occurs and (e) the date on which all or any portion of a Partial Amortization Amount is paid.

           "Revolving Period" means the period beginning at the close of business on the Closing Date and ending on the earlier of (a) the close of business on the day immediately preceding the day the Scheduled Amortization Period commences, and (b) the close of business on the day immediately preceding the day the Early Amortization Period commences; provided, however, that the Revolving Period shall be temporarily suspended for the duration of any Partial Amortization Period.

           "Scheduled Amortization Date" means the earlier of (a) the "Purchase Expiration Date" (as defined in the Class A Note Purchase Agreement) and (b) the close of business on the date that is thirty (30) days after the date on which the Indenture Trustee received notice from the Issuer of the Issuer's decision to terminate the Revolving Period.

           "Scheduled Amortization Period" means, unless a Pay Out Event with respect to Series 2001-2 shall have occurred prior thereto, the period commencing on the Scheduled Amortization Date and ending upon the first to occur of (x) the commencement of the Early Amortization Period, (y) the payment in full of the Note Principal Balance and (z) the Series 2001-2 Final Maturity Date.

           "Series 2001-2" means the Series of Notes the terms of which are specified in this Indenture Supplement.

           "Series 2001-2 Final Maturity Date" means the Distribution Date occurring in the forty second calendar month following the earlier to occur of
(x) the commencement of the Scheduled Amortization Period and (y) the commencement of the Early Amortization Period.

           "Series 2001-2 Note" means a Class A Note or a Class B Note.

           "Series 2001-2 Noteholder" means a Class A Noteholder or a Class B Noteholder.

           "Series 2001-2 Pay Out Event" has the meaning specified in Section 6.01.

           "Series 2001-2 Principal Shortfall" has the meaning specified in
Section 4.09.

           "Series Documents" has the meaning specified in of the Class A Note Purchase Agreement.

           "Servicing Fee Rate" means 2% per annum.

           "Subordination Percentage" means, as of any date of determination, a fraction (expressed as a percentage) (i) the numerator of which is equal to Class B Note Principal Balance at such time, minus the excess, if any, of the aggregate amount of Investor Charge-Offs and Reallocated Principal Collections for all prior Distribution Dates over Investor Charge-Offs and

Reallocated Principal Collections reimbursed pursuant to Section 4.05(a)(iv), and (ii) the denominator of which is equal to the Note Principal Balance at such time.

           "Successor Servicer" has the meaning set forth in the Transfer and Servicing Agreement.

           "Transferor Certificate" has the meaning set forth in the Trust Agreement.

           "Transition Expenses" means any documented expenses and costs reasonably incurred by the Successor Servicer in connection with the transition of servicing duties under the Transaction Documents to the Successor Servicer. The aggregate amount of Transition Expenses shall not exceed $100,000.

           "Uncovered Dilution Amount" means, with respect to any Monthly Period, the excess Dilution Amount for such Monthly Period over the sum of (i) any amount deposited into the Special Funding Account by the Transferor pursuant to Section 3.09 of the Transfer and Servicing Agreement to cover the Dilution Amount, (ii) the amount, if any, of Principal Receivables transferred to the Trust by the Transferor to cover the Dilution Amount and (iii) the amount by which the Transferor Interest was reduced to cover the Dilution Amount.

      Section 1.02. Other Definitional Provisions.

      (a) Each capitalized term defined herein shall relate to the Series 2001-2 Notes and no other Series of Notes issued by the Trust, unless the context otherwise requires. All capitalized terms used herein and not otherwise defined herein have the meanings ascribed to them in the Trust Agreement, the Indenture or the Transfer and Servicing Agreement. In the event that any term or provision contained herein shall conflict with or be inconsistent with any term or provision contained in the Trust Agreement, the Indenture or the Transfer and Servicing Agreement, the terms and provisions of this Indenture Supplement shall govern.

      (b) As used in this Indenture and in any certificate or other document made or delivered pursuant hereto or thereto, accounting terms not defined in this Indenture or in any such certificate or other document, and accounting terms partly defined in this Indenture or in any such certificate or other document to the extent not defined, shall have the respective meanings given to them under GAAP. To the extent that the definitions of accounting terms in this Indenture or in any such certificate or other document are inconsistent with the meanings of such terms under GAAP, the definitions contained in this Indenture or in any such certificate or other document shall control.

      (c) Unless otherwise specified, references to any amount as on deposit or outstanding on any particular date means such amount at the close of business on such day.

      (d) The words "hereof," "herein," "hereunder" and words of similar import when used in this Indenture Supplement shall refer to this Indenture Supplement as a whole and not to any particular provision of this Indenture Supplement; references to any Article, subsection,

Section or Exhibit are references to Articles, subsections, Sections and Exhibits in or to this Indenture Supplement unless otherwise specified; and the term "including" means "including without limitation."

                                  ARTICLE TWO

                      CREATION OF THE SERIES 2001-2 NOTES


        Section 2.01. Designation.

        (a) There is hereby created and designated a Series of Notes to be issued pursuant to the Indenture and this Indenture Supplement to be known as "Nordstrom Private Label Credit Card Master Note Trust, Series 2001-2 Notes" or the "Series 2001-2 Notes." The Series 2001-2 Notes shall be issued in two Classes, the first of which shall be known as the "Class A Series 2001-2 Floating Rate Asset Backed Variable Funding Notes" and the second of which shall be known as the "Class B Series 2001-2 Floating Rate Asset Backed Variable Funding Notes." The Series 2001-2 Notes shall be due and payable on the Series 2001-2 Final Maturity Date.

        (b) Series 2001-2 shall be included in Group One and shall be a Principal Sharing Series with respect to Group One only. Series 2001-2 shall be an Excess Allocation Series with respect to Group One only. Series 2001-2 shall not be subordinated to any other Series.

        (c) In the event that any term or provision contained herein shall conflict with or be inconsistent with any term or provision contained in the Indenture, the terms and provisions of this Indenture Supplement shall be controlling.

                                  ARTICLE THREE
                                  SERVICING FEE

        Section 3.01. Servicing Compensation. The share of the Servicing Fee allocable to the Series 2001-2 Noteholders with respect to any Distribution Date equal to the Monthly Servicing Fee. The remainder of the Servicing Fee shall be paid by the Holders of the Transferor Certificates or the Noteholders of other Series (as provided in the related Indenture Supplements) and in no event shall the Trust, the Indenture Trustee or the Series 2001-2 Noteholders be liable for the share of the Servicing Fee to be paid by the Holders of the Transferor Certificates or the Noteholders of any other Series. To the extent that the Monthly Servicing Fee is not paid in full pursuant to the preceding provisions of this Section and Section 4.05, it shall be paid by the Holders of the Transferor Certificates.

                                  ARTICLE FOUR
                     RIGHTS OF SERIES 2001-2 NOTEHOLDERS AND
                    ALLOCATION AND APPLICATION OF COLLECTIONS


        Section 4.01. Collections and Allocations.

        (a) Allocations. Collections of Finance Charge Receivables and Principal Receivables and Defaulted Receivables allocated to Series 2001-2 pursuant to
Article VIII of the Indenture shall be allocated and distributed as set forth in this Article.

        (b) Payments to the Transferor. The Servicer shall on each Deposit Date direct the Indenture Trustee to withdraw from the Collection Account and pay to the Holders of the Transferor Certificates (or to the Successor Servicer to the extent that the Successor Servicer is owed Transition Expenses after the application of Section 4.05(a):

                (i) an amount equal to the Transferor Percentage for the related Monthly Period of Collections of Finance Charge Receivables to the extent such amount is deposited in the Collection Account; and

                (ii) an amount equal to the Transferor Percentage for the related Monthly Period of Collections of Principal Receivables deposited in the Collection Account, if the Transferor Interest (determined after giving effect to any Principal Receivables transferred to the Trust on such Deposit Date) exceeds the Required Transferor Interest.

        The withdrawals to be made from the Collection Account pursuant to this
Section 4.01(b) do not apply to deposits into the Collection Account that do not represent Collections, including payment of the purchase price for the Receivables or the Notes pursuant to, respectively, Section 2.06 or 7.01 of the Transfer and Servicing Agreement or Section 11.04 of the Indenture and payment of the Reassignment Amount for the Series 2001-2 Notes pursuant to Section 7.01 of this Indenture Supplement.

        (c) Allocations to the Series 2001-2 Noteholders. The Servicer shall, prior to the close of business on any Deposit Date allocate to the Series 2001-2 Noteholders the following amounts as set forth below:

                (i) Allocations of Finance Charge Collections. The Servicer shall allocate to the Series 2001-2 Noteholders and retain in the Collection Account for application as provided herein an amount equal to the product of (A) the Investor Percentage and (B) the aggregate amount of Collections of Finance Charge Receivables deposited in the Collection Account on such Deposit Date.

                (ii) Allocations of Principal Collections. The Servicer shall allocate to the Series 2001-2 Noteholders, the following amounts as set forth below:

                        (A) Allocations During the Revolving Period. During the
                Revolving Period, an amount equal to the product of (1) the Investor Percentage and (2) the aggregate amount of Collections of Principal Receivables deposited in the Collection Account on such Deposit Date, shall be allocated to the Series 2001-2 Noteholders and shall be first, if any other Principal Sharing Series in Group One is outstanding and in its amortization period or accumulation period, retained in the Collection Account for application, to the extent necessary, as Shared Principal Collections to other Series in Group One on the related Distribution Date, and second paid to the Holders of the Transferor Certificates only if the Transferor Interest on such Deposit Date is greater than the Required Transferor Interest (after giving effect to all Principal Receivables transferred to the Trust on such day) and otherwise shall be deposited in the Special Funding Account.

                        (B) Allocations During any Partial Amortization Period.
                During any Partial Amortization Period, an amount equal to the product of (1) the Investor Percentage and (2) the aggregate amount of Collections of Principal Receivables deposited in the Collection Account on such Deposit Date (the product for any such date is hereinafter referred to as a "Percentage Allocation") shall be allocated to the Series 2001-2 Noteholders and retained in the Collection Account until applied as provided herein; provided, however, that if the sum of such Percentage Allocation and all preceding Percentage Allocations with respect to the same Monthly Period exceeds the difference between the Partial Amortization Amount and the total amount of principal payments set aside for the Series 2001-2 Noteholders during the related Partial Amortization Period, then such excess shall not be treated as a Percentage Allocation and shall be first, if any other Principal Sharing Series in Group One is outstanding and in its amortization period or accumulation period, retained in the Collection Account for application, to the extent necessary, as Shared Principal Collections to other Series in Group One on the related Distribution Date, and second paid to the Holders of the Transferor Certificates only if the Transferor Interest on such Deposit Date is greater than the Required Transferor Interest (after giving effect to all Principal Receivables transferred to the Trust on such day) and otherwise shall be deposited in the Special Funding Account.

                        (C) Allocations During the Scheduled Amortization Period
                or the Early Amortization Period. During the Scheduled Amortization Period or the Early Amortization Period, an amount equal to the product of (1) the Investor Percentage and (2) the aggregate amount of Collections of Principal Receivables deposited in the Collection Account on such Deposit Date shall be allocated to the Series 2001-2 Noteholders and retained in the Collection Account until applied as provided herein; provided, however, that after the date on which an amount of such Collections equal to the Note Principal Balance has been deposited into the Collection Account and allocated to the Series 2001-2 Noteholders, amounts allocated to the Series 2001-2 Noteholders pursuant to this Section 4.01(c)(ii)(C) shall be first, if any other Principal Sharing Series in Group One is outstanding and in its amortization period or accumulation period, retained in the Collection Account for application, to the extent necessary, as Shared Principal Collections to other Series in Group One on the related Distribution Date, and second paid to the Holders of the Transferor Certificates only if the Transferor Interest on such Deposit Date is greater than the Required Transferor Interest (after giving effect to all Principal Receivables transferred to the Trust on such day) and otherwise shall be deposited in the Special Funding Account.

        Section 4.02. Determination of Monthly Interest.

        (a) Pursuant to and in accordance with the Class A Note Purchase Agreement, on or before the second Business Day after the end of each calendar month, the Class A Agent shall calculate the Class A Note Rate and the Class A Monthly Interest distributable from the Collection Account on any Distribution Date for the related Interest Period and shall provide the Servicer with written notice of the Class A Note Rate and the Class A Monthly Interest for such Due Period. Notwithstanding anything to the contrary herein, the Class A Monthly Interest shall be distributed on the Class A Notes only to the extent permitted by applicable law.

        (b) On each Determination Date, the Servicer shall determine and notify the Indenture Trustee in writing of the excess, if any (the "Class A Interest Shortfall"), of (x) the Class A Monthly Interest for such Distribution Date over
(y) the amount which will be available to be distributed with respect to the Class A Notes on such Distribution Date in respect thereof pursuant to this Indenture Supplement. If, on any Distribution Date, the Class A Interest Shortfall is greater than zero, on each subsequent Distribution Date until such Class A Interest Shortfall is fully paid, an additional amount ("Class A Additional Interest") equal to (x) the actual number of days in the Due Period commencing on such Distribution Date divided by 360, multiplied by (y) the product of (i) the Class A Note Rate for such Due Period plus 2% per annum and
(ii) such Class A Interest Shortfall shall be payable as provided herein with respect to the Class A Notes. Notwithstanding anything to the contrary herein, Class A Additional Interest shall be distributed with respect to the Class A Notes only to the extent permitted by applicable law.

        (c) On or before the second Business Day after the end of each calendar month, the Class B Agent shall calculate the Class B Note Rate and the Class B Monthly Interest for the related Interest Period and shall provide the Servicer with written notice of the Class B Note Rate and the Class B Monthly Interest for such Interest Period. Notwithstanding anything to the contrary herein, the Class B Monthly Interest shall be distributed on the Class B Notes only to the extent permitted by applicable law.

        (d) On each Determination Date, the Servicer shall determine and notify the Indenture Trustee in writing of the excess, if any (the "Class B Interest Shortfall"), of (x) the Class B Monthly Interest for such Distribution Date over
(y) the amount which will be available to be distributed with respect to the Class B Notes on such Distribution Date in respect thereof pursuant to this Indenture Supplement. If, on any Distribution Date, the Class B Interest Shortfall is greater than zero, on each subsequent Distribution Date until such Class B Interest

Shortfall is fully paid, an additional amount ("Class B Additional Interest") equal to (x) the actual number of days in the Interest Period commencing on such Distribution Date divided by 360, multiplied by (y) the product of (i) the Class B Note Rate for such Interest Period plus [__]% per annum and (ii) such Class B Interest Shortfall shall be payable as provided herein with respect to the Class B Notes. Notwithstanding anything to the contrary herein, Class B Additional Interest shall be distributed with respect to the Class B Notes only to the extent permitted by applicable law.

        Section 4.03. Suspension of the Revolving Period; Partial Amortization Period.

        (a) The Transferor may from time to time, in its sole discretion, unless a Pay Out Event shall have occurred prior thereto, suspend the Revolving Period and cause a Partial Amortization Period to commence for one or more Monthly Periods by delivering to the Servicer, the Indenture Trustee and the Requisite Agent an irrevocable written notice by [5:00] p.m. (New York City time) on the second Business Day preceding the first day of the Monthly Period in which such Partial Amortization Period is scheduled to commence, which notice shall specify the aggregate amount of the decrease in the Class A Principal Balance and the Class B Principal Balance (the "Partial Amortization Amount") for such Partial Amortization Period; provided, however, that any Partial Amortization Amount shall be in an amount of at least $1,000,000 or multiples of $100,000 in excess thereof; provided, further, that the Transferor may not cause a Partial Amortization Period to commence unless, in the reasonable belief of the Transferor, such Partial Amortization Period would not result in the occurrence of a Pay Out Event.

        (b) On any Business Day during the Revolving Period, the Issuer may cause the Servicer to provide written notice to the Indenture Trustee, each Agent and the Series 2001-2 Noteholders (an "Optional Redemption Notice") at least two Business Days prior to any Business Day (the "Optional Redemption Date") stating its intention to cause a full or partial redemption of the Series 2001-2 Notes on the Optional Redemption Date at a redemption price equal to (i) if the Optional Redemption Date is a Distribution Date, the Reassignment Amount for such Distribution Date or (ii) if the Optional Redemption Date is not a Distribution Date, the Reassignment Amount for the Distribution Date following such date; provided that the payment of the Reassignment Amount shall be made from the proceeds of the issuance of one or more new Series of Notes issued substantially contemporaneously with such full or partial redemption. Any such redemption shall be in a minimum amount of $2,000,000 or an integral multiple of $500,000 in excess thereof. The Optional Redemption Notice shall state the Optional Redemption Date and the Reassignment Amount. Not later than 2:00 p.m., New York City time, on the Business Day prior to the Optional Redemption Date the Issuer shall deposit the Reassignment Amount into the Collection Account in immediately available funds. The Transferor shall be entitled to make the payment of the Reassignment Amount on behalf of the Issuer from the proceeds of the issuance of one or more new Series of Notes issued substantially contemporaneously with such full or partial redemption and such payment by the Transferor shall be treated as a payment by the Issuer for purposes of this Agreement.

        Section 4.04. [RESERVED]

        Section 4.05. Application of Available Finance Charge Collections and Available Principal Collections. The Servicer shall apply, or shall cause the Indenture Trustee to apply by written instruction to the Indenture Trustee, on each Distribution Date, Available Finance Charge Collections and Available Principal Collections on deposit in the Collection Account with respect to such Distribution Date to make the following distributions:

        (a) On each Distribution Date, an amount equal to the Available Finance Charge Collections will be distributed or deposited in the following priority:

                (i) an amount equal to the Monthly Servicing Fee for such Distribution Date plus the amount of any Monthly Servicing Fee previously due but not distributed to the Servicer on a prior Distribution Date, shall be distributed to the Servicer (unless such amount has been netted against deposits to the Collection Account in accordance with Section 8.04 of the Indenture)

                (ii) an amount equal to Class A Monthly Interest for such Distribution Date, plus the amount of any Class A Monthly Interest previously due but not distributed to the Class A Noteholders, plus the amount of any Class A Additional Interest for such Distribution Date and any Class A Additional Interest previously due but not distributed to Class A Noteholders on a prior Distribution Date, shall be distributed to the Class A Noteholders;

                (iii) an amount equal to the Investor Default Amount and the Investor Uncovered Dilution Amount, if any, for such Distribution Date shall be treated as a portion of Available Principal Collections for such Distribution Date;

                (iv) an amount equal to the sum of the aggregate amount of Investor Charge-Offs and the amount of Reallocated Principal Collections which have not been previously reimbursed pursuant to this subparagraph shall be treated as a portion of Available Principal Collections for such Distribution Date;

                (v) any Class A Additional Amounts due and payable to the Class A Agent pursuant to the Class A Note Purchase Agreement with respect to such Distribution Date shall be paid to the Class A Agent;

                (vi) upon the occurrence of an Event of Default with respect to Series 2001-2 and acceleration of the maturity of the Series 2001-2 Notes, the balance, if any, up to the outstanding principal amount of the Series 2001-2 Notes will be treated as Available Principal Collections for that Distribution Date for distribution to the Series 2001-2 Noteholders;

                (vii) an amount equal to Class B Monthly Interest for such Distribution Date, plus the amount of any Class B Monthly Interest previously due but not distributed to the Class B Noteholders, plus the amount of any Class B Additional Interest for such Distribution Date and any Class B Additional Interest previously due but not distributed to Class B Noteholders on a prior Distribution Date, shall be distributed to the Class B Noteholders;

                (viii) any Transition Expenses; and

                (ix) the balance, if any, will constitute a portion of Excess Finance Charge Collections for such Distribution Date and will be available for allocation to other Series in Group One or to the Holder of the Transferor Certificates as described in Section 8.08 of the Indenture and Section 4.01.

        (b) On each Distribution Date with respect to the Revolving Period, an amount equal to the Available Principal Collections shall be treated as Shared Principal Collections and applied in accordance with Section 8.05 of the Indenture.

        (c) On each Distribution Date with respect to the Partial Amortization Period, an amount equal to the Available Principal Collections for the related Monthly Period shall be distributed in the following order of priority:

                (i) an amount which, together with the aggregate amounts distributed pursuant to this clause (i) on prior Distribution Dates with respect to the same Partial Amortization Period, equals the Partial Amortization Amount, shall be distributed to the Class A Noteholders and the Class B Noteholders, pro rata; and

                (ii) the balance of such Available Principal Collections shall be treated as Shared Principal Collections and applied in accordance with Section 8.05 of the Indenture.

        (d) On each Distribution Date with respect to the Scheduled Amortization Period or the Early Amortization Period, an amount equal to the Available Principal Collections for the related Monthly Period shall be distributed in the following order of priority:

                (i) an amount up to the Class A Principal Balance on such Distribution Date shall be distributed to the Class A Noteholders;

                (ii) for each Distribution Date beginning on the Distribution Date on which the Class A Principal Balance is paid in full, an amount up to the Class B Principal Balance on such Distribution Date shall be distributed to the Class B Noteholders; and

                (iii) for each Distribution Date beginning on the Distribution Date on which the Class B Principal Balance is paid in full, an amount equal to the balance, if any, of such Available Principal Collections shall be treated as Shared Principal Collections and applied in accordance with Section 8.05 of the Indenture.

        Section 4.06. Investor Charge-Offs. On each Determination Date, the Servicer shall calculate the Investor Default Amount and the Investor Uncovered Dilution Amount, if any, for the related Distribution Date. If, on any Distribution Date, the sum of the Investor Default Amount and the Investor Uncovered Dilution Amount for such Distribution Date exceeds the amount of Available Finance Charge Collections allocated with respect thereto pursuant to Section 4.05(a)(iii), with respect to such Distribution Date, the Invested Amount (after giving effect to any reductions for any Reallocated Principal Collections on such Distribution Date) will be reduced by the amount of such excess, but not by more than the lesser of
(i) the sum of the Investor Default Amount and the Investor Uncovered Dilution Amount and (ii) the Invested Amount (after giving effect to any reductions for any Reallocated Principal Collections on such Distribution Date) for such Distribution Date (such reduction, an "Investor Charge-Off").

Section 4.07. Reallocated Principal Collections. On each Distribution Date, the Servicer shall apply, or shall cause the Indenture Trustee to apply, Reallocated Principal Collections with respect to such Distribution Date, to fund any deficiency pursuant to and in the priority set forth in Sections 4.05(a)(i) and
(ii). On each Distribution Date, the Invested Amount shall be reduced by the amount of Reallocated Principal Collections for such Distribution Date.

        Section 4.08. Excess Finance Charge Collections. Series 2001-2 shall be an Excess Allocation Series with respect to Group One only. Subject to Section
8.08 of the Indenture, Excess Finance Charge Collections with respect to the Excess Allocation Series in Group One for any Distribution Date will be allocated to Series 2001-2 in an amount equal to the product of (i) the aggregate amount of Excess Finance Charge Collections with respect to all the Excess Allocation Series in Group One for such Distribution Date and (ii) a fraction, the numerator of which is the Finance Charge Shortfall for Series 2001-2 for such Distribution Date and the denominator of which is the aggregate amount of Finance Charge Shortfalls for all the Excess Allocation Series in Group One for such Distribution Date.

        Section 4.09. Shared Principal Collections. Subject to Section 8.05 of the Indenture, Shared Principal Collections with respect to the Series in Group One for any Distribution Date will be allocated to Series 2001-2 in an amount equal to the product of (x) the aggregate amount of Shared Principal Collections with respect to all Principal Sharing Series in Group One for such Distribution Date and (y) a fraction, the numerator of which is the Series 2001-2 Principal Shortfall for such Distribution Date and the denominator of which is the aggregate amount of Principal Shortfalls for all the Series which are Principal Sharing Series in Group One for such Distribution Date. The "Series 2001-2 Principal Shortfall" will be equal to for any Distribution Date with respect to
(a) the Revolving Period, zero, (b) any Partial Amortization Period, the excess, if any, of the Partial Amortization Amount not previously distributed over the amount of Available Principal Collections for such Distribution Date (excluding any portion thereof attributable to Shared Principal Collections), and (c) the Scheduled Amortization Period or the Early Amortization Period, the excess, if any, of the Note Principal Balance over the amount of Available Principal Collections for such Distribution Date (excluding any portion thereof attributable to Shared Principal Collections).

        Section 4.10. Principal Balance Increases.

        (a) The Series 2001-2 Noteholders agree, by acceptance of their Series 2001-2 Notes, that the Transferor may, from time to time, prior to the earlier of the commencement of the Scheduled Amortization Period and the commencement of the Early Amortization Period and so long as a Partial Amortization Period is not outstanding, and subject to the terms, conditions and restrictions set forth in this Section 4.10(a) and in the Class A Note Purchase Agreement, request the Issuer to increase the Note Principal Balance in specified amounts (any such increase being referred to herein as a "Principal Balance Increase"). Each and every Principal Balance Increase shall, however, be subject to the satisfaction of the Increase Conditions, and shall be permitted only (i) during the Revolving Period and (ii) upon the request made by the Transferor to each Agent to increase the Note Principal Balance and the Invested Amount to an amount not to exceed the Maximum Invested Amount. Any such Principal Balance Increase shall be in a minimum amount of $2,000,000 or an integral multiple of $500,000 in excess thereof. To request any such increase, the Transferor shall be required to give to each of the Indenture Trustee, the Servicer and each Agent, by 1:00 p.m. (New York City time) on the third Business Day prior to the date of the requested Principal Balance Increase, an irrevocable notice substantially in the form attached hereto as Exhibit D (each, a "Principal Balance Increase Request"), specifying (i) the amount of such increase (the "Increase Amount"), (ii) the date on which such Principal Balance Increase is to occur, which date shall be a Business Day during the Revolving Period (an "Increase Date") and (iii) the payment instructions for remittance of the proceeds of such requested Principal Balance Increase.

        (b) Each such Principal Balance Increase will be allocated to the Class A Principal Balance and the Class B Principal Balance on a pro rata basis determined by reference to the Class A Maximum Principal Balance and the Class B Maximum Principal Balance; provided, however, that if the Increase Condition set forth in clause (f)(ii) of the definition thereof is not satisfied, the Transferor may, with the prior written consent of each Class B Noteholder, direct the Indenture Trustee in writing, with a copy to each of the Agents, to allocate to the Class B Principal Balance a larger share of the Principal Balance Increase to the extent necessary to satisfy the Increase Condition set forth in clause (f)(i) of the definition thereof.

        (c) On the Increase Date for such Principal Balance Increase, after satisfaction of all conditions to such Principal Balance Increase, each Purchaser shall initiate the remittance of such Increase Amount allocated to it in accordance with Section 4.10(b), to the extent it has otherwise agreed or committed to fund such Principal Balance Increase, no later than 3:00 p.m. (New York City time) in same day funds in accordance with the payment instructions specified in the Principal Balance Increase Request, and upon such remittance the outstanding Class A Principal Balance and the Class B Principal Balance, as the case may be, shall be increased by the amount of such remittance. Concurrently with the making of such Principal Balance Increase, the Transferor and the Requisite Agent shall deliver to the Indenture Trustee an increase confirmation, in substantially the form of Exhibit E (a "Principal Balance Increase Confirmation"), specifying the Increase Amount, and the Indenture Trustee shall promptly annotate the Note Register accordingly.

                                  ARTICLE FIVE
                 DELIVERY OF SERIES 2001-2 NOTES; DISTRIBUTIONS;
                      REPORTS TO SERIES 2001-2 NOTEHOLDERS


        Section 5.01. Delivery and Payment for the Series 2001-2 Notes. The Issuer shall execute and issue, and Indenture Trustee shall authenticate, the Series 2001-2 Notes in accordance with Section 2.03 of the Indenture. The Indenture Trustee shall deliver the Series 2001-2 Notes to or upon the order of the Trust when so authenticated.

        Section 5.02. Distributions.

        (a) On each Distribution Date, the Paying Agent shall distribute to each Class A Noteholders of record on the related Record Date (other than as provided in Section 11.02 of the Indenture), the amounts required to be distributed in respect of the Class A Notes pursuant to Article IV hereof.

        (b) On each Distribution Date, the Paying Agent shall distribute to the Class B Noteholders of record on the related Record Date (other than as provided in Section 11.02 of the Indenture), the amounts required to be distributed in respect of the Class B Notes pursuant to Article IV hereof.

        (c) The distributions to be made pursuant to this Section 5.02 are subject to the provisions of Sections 2.06, 6.01 and 7.01 of the Transfer and Servicing Agreement, Section 11.02 of the Indenture and Section 7.01 of this Indenture Supplement.

        (d) Except as provided in Section 11.02 of the Indenture with respect to a final distribution, distributions to Series 2001-2 Noteholders hereunder shall be made by (i) wire transfer in immediately available funds and (ii) without presentation or surrender of any Series 2001-2 Note or the making of any notation thereon.

        Section 5.03. Reports and Statements to Series 2001-2 Noteholders.

        (a) No later than each Determination Date, the Servicer will provide to each Agent, the Indenture Trustee and each Rating Agency statements, substantially in the form of Exhibit B hereto (each, a "Monthly Servicer Report"), setting forth certain information relating to the Trust and the Series 2001-2 Notes.

        (b) On or before January 31 of each calendar year, beginning with calendar year 2002, the Indenture Trustee shall furnish or cause to be furnished to each Person who at any time during the preceding calendar year was a Series 2001-2 Noteholder, a statement prepared by the Servicer containing the information which is required to be contained in the statement to Series 2001-2 Noteholders as set forth in paragraph (a) above, aggregated for such calendar year or the applicable portion thereof during which such Person was a Series 2001-2 Noteholder, together with other information as is required to be provided by an issuer of indebtedness under the Code and such other customary information as is necessary to enable the Series 2001-2 Noteholders to prepare their tax returns. Such obligation of the Indenture Trustee shall be deemed to have been satisfied to the extent that substantially comparable information shall be provided by the Indenture Trustee pursuant to any requirements of the Code as from time to time in effect.

                                  ARTICLE SIX
                          SERIES 2001-2 PAY OUT EVENTS


        Section 6.01. Series 2001-2 Pay Out Events. If any one of the following events shall occur with respect to the Series 2001-2 Notes:

        (a) the Transferor or the Servicer shall fail to (i) make any payment or deposit required by the terms of the Transfer and Servicing Agreement, the Indenture or this Indenture Supplement on or before the date occurring three (3) Business Days after the date such payment or deposit is required to be made therein or herein or (ii) observe or perform any other covenants or agreements of the Transferor or the Servicer set forth in the Transfer and Servicing Agreement, the Class A Note Purchase Agreement, the Indenture or this Indenture Supplement which continues unremedied for a period of thirty (30) days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Transferor or the Servicer, as applicable, by the Indenture Trustee, or to the Transferor or the Servicer, as applicable and the Indenture Trustee by any Holder of the Series 2001-2 Notes;

        (b) any representation, warranty or certification made by the Transferor or the Servicer in the Transfer and Servicing Agreement shall prove to have been incorrect in any respect when made or when delivered and continues to be incorrect for a period of thirty (30) days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Transferor or the Servicer, as applicable, by the Indenture Trustee, or to the Transferor and the Indenture Trustee by any Holder of the Series 2001-2 Notes; provided, however, that a Series 2001-2 Pay Out Event pursuant to this
Section 6.01(b) shall not be deemed to have occurred if the Transferor has accepted reassignment of the related Receivable, or all of such Receivables, if applicable, during such period in accordance with the provisions of the Transfer and Servicing Agreement;

        (c) the average Portfolio Adjusted Yields for any three consecutive Monthly Periods is less than zero;

        (d) a court of competent jurisdiction shall issue a final non-appealable order to the effect that the Indenture Trustee shall, for any reason, fail to have a valid and perfected first priority security interest in the Receivables;

        (e) any failure to pay to Series 2001-2 Noteholders the full amount of interest due on the Series 2001-2 Notes on any Distribution Date;

        (f) a failure of the Transferor to convey Receivables in Additional Accounts to the Trust within five Business Days after it is required to do so pursuant to Section 2.09(a)(i) of the Transfer and Servicing Agreement;

        (g) without limiting any of the foregoing, the occurrence of an Event of Default with respect to Series 2001-2 and acceleration of the maturity of the Series 2001-2 Notes in accordance with Section 5.03 of the Indenture;

        (h) any Servicer Default shall occur;

        (i) the Class A Note Principal Balance shall not be paid in full on the Series 2001-2 Final Maturity Date;

        (j) an Insolvency Event occurs with respect to Nordstrom, Inc., the Transferor, any Account Owner, the Seller or the Servicer;

        (k) the Transferor is unable for any reason to transfer Receivables to the Trust in accordance with the Transfer and Servicing Agreement;

        (l) the long term unsecured debt rating assigned to Nordstrom, Inc. by Standard & Poor's is less than BB+ or by Moody's is less than Ba1;

then, in the case of any event described in subparagraph (a), (b), (g), (h), (i) or (l) after the applicable grace period, if any, set forth in such subparagraphs, either the Indenture Trustee or the Holders of Class A Notes (or, following the Class B Succession Date, the Class B Notes) evidencing more than 50% of the aggregate unpaid principal amount of Class A Notes (or Class B Notes, as applicable) by notice then given in writing to the Transferor and the Servicer (and to the Indenture Trustee if given by the Class A Noteholders (or Class B Noteholders, as the case may be)) may declare that a "Series Pay Out Event" with respect to Series 2001-2 (a "Series 2001-2 Pay Out Event") has occurred as of the date of such notice, provided, however, that the Holders of Class A Notes (or, following the Class B Succession Date, the Class B Note) evidencing more than 66 2/3% of the aggregate unpaid principal amount of the Class A Notes (or Class B Notes, as applicable) by notice then given in writing to the Transferor and the Servicer (and to the Indenture Trustee if given by the Class A Noteholders (or Class B Noteholders, as the case may be)) may waive any Series 2001-2 Pay Out Event of the type described in subparagraph (a), (b), (g),
(h), (i) and (l) above, and, in the case of any event described in subparagraph
(c), (d), (e), (f), (j) or (k) a Series 2001-2 Pay Out Event shall occur without any notice or other action on the part of the Indenture Trustee or the Series 2001-2 Noteholders immediately upon the occurrence of such event.

                                 ARTICLE SEVEN
             REDEMPTION OF SERIES 2001-2 NOTES; FINAL DISTRIBUTIONS;
                               SERIES TERMINATION


        Section 7.01. Optional Redemption of Series 2001-2 Notes; Final Distributions.

        (a) On any day occurring on or after the date on which the outstanding principal balance of the Series 2001-2 Notes is reduced to 10% or less of the highest outstanding principal balance of the Series 2001-2 Notes during the Revolving Period, at any time on or after the Closing Date, the Servicer shall have the option to redeem the Series 2001-2 Notes if it has determined, in its sole estimation, that the cost of servicing the related Receivables is unduly burdensome in relation to the benefit, at a purchase price equal to (i) if such day is a Distribution Date, the Reassignment Amount for such Distribution Date or (ii) if such day is not a Distribution Date, the Reassignment Amount for the Distribution Date following such day.

        (b) The Servicer shall give the Indenture Trustee and each Agent at least thirty (30) days prior written notice of the date on which the Servicer intends to exercise such optional redemption. Not later than the Business Day prior to the Redemption Date, the Servicer shall deposit into the Collection Account in immediately available funds, the Reassignment Amount. Such redemption option is subject to payment in full of the Reassignment Amount. Following deposit into the Collection Account in accordance with the foregoing, the Invested Amount for Series 2001-2 shall be reduced to zero and the Series 2001-2 Noteholders shall have no further security interest in the Receivables. The Reassignment Amount shall be distributed as set forth in Section 7.01(d).

        (c) (i) The amount to be paid by the Transferor with respect to Series 2001-2 in connection with a reassignment of Receivables to the Transferor pursuant to Section 2.06 of the Transfer and Servicing Agreement shall equal the Reassignment Amount for the first Distribution Date following the Monthly Period in which the reassignment obligation arises under the Transfer and Servicing Agreement.

                (ii) The amount to be paid by the Transferor with respect to Series 2001-2 in connection with a repurchase of the Series 2001-2 Notes pursuant to Section 7.01 of the Transfer and Servicing Agreement shall equal the Reassignment Amount for the Distribution Date of such repurchase.

        (d) With respect to the Reassignment Amount deposited into the Collection Account pursuant to Section 7.01 hereof, the Indenture Trustee shall, in accordance with the written direction of the Servicer, not later than 1:00 p.m. (New York City time) on the related Distribution Date, make deposits or distributions of the following amounts (in the priority set forth below and, in each case, after giving effect to any deposits and distributions otherwise to be made on such date) in immediately available funds: (i) (A) the Class A Note Principal Balance on such Distribution Date will be distributed to the Paying Agent for payment to the Class A Noteholders and (y) an amount equal to the sum of (1) the Class A Monthly Interest for such

Distribution Date, (2) any Class A Monthly Interest previously due but not distributed to the Class A Noteholders on prior Distribution Dates, (3) the amount of Class A Additional Interest, if any, for such Distribution Date and any Class A Additional Interest previously due but not distributed to the Class A Noteholders on any prior Distribution Date, will be distributed to the Paying Agent for payment to the Class A Noteholders and (4) all Class A Additional Amounts due to the Class A Noteholders and any other amounts due under the Class A Note Purchase Agreement, (ii) (A) the Class B Principal Balance on such Distribution Date will be distributed to the Paying Agent for payment to the Class B Noteholders and (B) an amount equal to the sum of (1) the Class B Monthly Interest for such Distribution Date, (2) any Class B Monthly Interest previously due but not distributed to the Class B Noteholders on prior Distribution Dates and (3) the amount of Class B Additional Interest, if any, for such Distribution Date and any Class B Additional Interest previously due but not distributed to the Class B Noteholders on any prior Distribution Date, will be distributed to the Paying Agent for payment to the Class B Noteholders, and (iii) any excess shall be released to the Transferor.

        (e) Notwithstanding anything to the contrary in this Indenture Supplement, the Indenture or the Transfer and Servicing Agreement, all amounts distributed to the Paying Agent pursuant to Section 7.01(d) hereof for payment to the Series 2001-2 Noteholders shall be deemed distributed in full to the Series 2001-2 Noteholders on the date on which such funds are distributed to the Paying Agent pursuant to this Section 7.01 and shall be deemed to be a final distribution pursuant to Section 11.02 of the Indenture.

        Section 7.02. Series Termination. On the Series 2001-2 Final Maturity, the right of the Series 2001-2 Noteholders to receive payments from the Issuer will be limited solely to the right to receive payments pursuant to Section 5.05 of the Indenture.

                                 ARTICLE EIGHT
                            MISCELLANEOUS PROVISIONS


        Section 8.01. Ratification of Indenture. As supplemented by this Indenture Supplement, the Indenture is in all respects ratified and confirmed and the Indenture as so supplemented by this Indenture Supplement shall be read, taken and construed as one and the same instrument.

        Section 8.02. Counterparts. This Indenture Supplement may be executed in two or more counterparts, and by different parties on separate counterparts, each of which shall be an original, but all of which shall constitute one and the same instrument.

        Section 8.03. Governing Law. THIS INDENTURE SUPPLEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS (OTHER THAN SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW), AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

        Section 8.04. Limitation of Liability. Notwithstanding any other provision herein or elsewhere, this Agreement has been executed and delivered by Wilmington Trust, not in its individual capacity, but solely in its capacity as Owner Trustee of the Trust, in no event shall Owner Trustee in its individual capacity have any liability in respect of the representations, warranties or obligations of the Trust hereunder or under any other document, as to all of which recourse shall be had solely to the assets of the Trust, and for all purposes of this Agreement and each other document, the Owner Trustee (as such or in its individual capacity) shall be subject to, and entitled to the benefits of, the terms and provisions of the Trust Agreement.

        Section 8.05. Private Placement of Series 2001-2 Notes; Form of Delivery of Series 2001-2 Notes.

        (a) The Series 2001-2 Notes have not been registered under the Securities Act of 1933, as amended (the "Securities Act") or any applicable securities law of any state and may not be offered, sold, pledged or otherwise transferred except in a transaction exempt from the registration requirements of the Securities Act and applicable state securities of "blue sky" laws to (i) Nordstrom fsb or any Affiliate thereof, (ii) a Person who the Holder reasonably believes is a "Qualified Institutional Buyer" within the meaning thereof in Rule 144A under the Securities Act ("Rule 144A") in compliance with Rule 144A or
(iii) a Person who is an institutional "Accredited Investor" as defined in Rule 501(a)(1), (2), (3) or (7) under the Securities Act, in each case in compliance with the certification and other requirements specified herein. None of the Issuer, the Transferor, the Transfer Agent and Registrar of the Indenture Trustee is obligated to register the Series 2001-2 Notes under the Securities Act or any other securities or "blue sky" law. Each Holder of a Series 2001-2 Note shall represent and warrant, for the benefit of Nordstrom Private Label Credit Card Master Note Trust and Nordstrom fsb, that such Holder is not (i) an employee benefit plan (as defined in Section 3(3) of the Employee retirement Income

Security Act of 1974, as amended ("ERISA") which is subject to the provisions of ERISA, (ii) a plan (as defined in Section 4975(e)(1) of the Internal Revenue Code of 1986, as amended (the "Code"), other than a governmental or church plan described in Section 4975(g)(2) or (3) of the Code which is subject to Section 4975 of the Code or (iii) an entity whose underlying assets include plan assets by reason of a plan's investment in the entity (unless registered under the Investment Company Act of 1940, as amended. Neither the Series 2001-2 Notes nor any interest therein may be transferred to an employee benefit plan, trust or account subject to ERISA, or described in Section 4975(e)(1) of the Code. Any transfer of a direct or indirect interest in any Series 2001-2 Notes is subject to the provisions of the Indenture and certain limitations therein set forth.

        (b) The Series 2001-2 Notes shall be Definitive Notes and shall be delivered as Registered Notes as provided in Section 2.01 of the Indenture.

        Section 8.06. Successors and Assigns. This Indenture Supplement shall be binding upon and inure to the benefit of the parties hereto and their respective permitted successors and assigns, except that the Issuer may not assign or transfer any of its rights under this Indenture Supplement without the prior written consent of the Requisite Agent and without prior notice to each Rating Agency.

        Section 8.07. Amendments. In addition to the conditions to the amendment of the Indenture and this Indenture Supplement set forth in the Indenture, neither the Indenture nor this Indenture Supplement may be amended unless the Rating Agency Condition shall have been satisfied with respect to such amendment and the Class A Agent shall have consented to such amendment.

        Section 8.08. Tax Matters.

        (a) Notwithstanding anything to the contrary herein, each of the Paying Agent, Servicer or Indenture Trustee shall be entitled to withhold any amount that it reasonably determines in its sole discretion is required to be withheld pursuant to Section 1446 of the Code and such amount shall be deemed to have been paid for all purposes of the Indenture or the Transfer and Servicing Agreement.

        (b) Each of the Series 2001-2 Noteholders agrees that prior to the date on which the first interest payment hereunder is due thereto, it will provide to the Transferor, the Servicer and the Indenture Trustee (i) if such Series 2001-2 Noteholder is incorporated or organized under the laws of a jurisdiction outside the United States, two duly completed copies of the United States Internal Revenue Service Form W-8ECI or successor applicable or required forms, (ii) if the Transferor so requests, a duly completed copy of United States Internal Revenue Service Form W-9 or successor applicable or required forms, and (iii) such other forms and information as the Transferor may reasonably request to confirm the availability of any applicable exemption from United States federal, state or local withholding taxes. Each Series 2001-2 Noteholder agrees to provide to the Transferor, the Servicer and the Indenture Trustee, additional subsequent duly completed forms satisfactory to the Transferor, the Servicer and the Indenture Trustee on or before the date that any such form expires or becomes obsolete, or upon the occurrence of any event requiring an amendment, resubmission or change in the most recent form previously delivered by it, and to provide such extensions or renewals as may be reasonably requested by the Transferor, the Servicer or the Indenture Trustee. Each Series 2001-2 Noteholder certifies, represents and warrants that as of the date of this Indenture Supplement, or in the case of a Series 2001-2 Noteholder which is an assignee as of the date of such Note Assignment, that (i) it is entitled (x) to receive payments under this Indenture Supplement without deduction or withholding of any United States federal income taxes (other than taxes required to be withheld pursuant to Section 1446 of the Code) and (y) to an exemption from United States backup withholding tax and (ii) it will pay any taxes attributable to its ownership of an interest in the Series 2001-2 Notes.

        (c) Each Series 2001-2 Noteholder agrees with the Transferor that: (a) such Series 2001-2 Noteholder will deliver to the Transferor on or before the Closing Date or the effective date of any participation or Note Assignment an Investment Letter, executed by such assignee Series 2001-2 Noteholder, in the case of a Note Assignment (as defined below), or by the Participant (as defined below), in the case of a participation, with respect to the purchase by such Series 2001-2 Noteholder or Participant of a portion of an interest relating to the Series 2001-2 Notes and (b) all of the statements made by such Series 2001-2 Noteholder in its Investment Letter shall be true and correct as of the date made.

        (d) [RESERVED].

        (e) Subject to the provisions of Section 8.04(a), each Series 2001-2 Noteholder may at any time sell, assign or otherwise transfer, to the extent of such Series 2001-2 Noteholder's interest in the Series 2001-2 Notes (each, a "Note Assignment"), to (i) either Agent, the Purchaser or any other Person specified in Section 11.03(c) of the Class A Note Purchase Agreement or (ii) any other Person to which the Transferor may consent, which consent shall not be unreasonably withheld (upon such Note Assignment, a "Series 2001-2 Noteholder") all or part of its interest in the Series 2001-2 Notes; provided, however, that any Note Assignment shall be void unless (i) the minimum amount of such Note Assignment shall be $1,000,000, (ii) such assignee Series 2001-2 Noteholder shall comply with this Section 8.08 and shall have delivered to the Indenture Trustee, prior to the effectiveness of such Note Assignment, a copy of an agreement under which such assignee Series 2001-2 Noteholder has made the representations, warranties and covenants required to be made pursuant to this
Section 8.08, (iii) there shall not be, in the aggregate, more than five (5) Class A Noteholders and Partial Participants and five (5) Class B Noteholders and Partial Participants after giving effect to such Note Assignment, and (iv) such proposed assignee shall provide the forms described in (i), (ii) and (iii) of Section 8.07(b) (subject to the Transferor's consent, as applicable and as set forth therein) in the manner described therein. In connection with any Note Assignment to a Person other than either Agent, the Purchaser or any other Person specified in Section 11.03(c) of the Class A Note Purchase Agreement, the assignor Series 2001-2 Noteholder shall request in writing to the Indenture Trustee (who shall promptly deliver it to the Transferor) for the consent of the Transferor (the Transferor shall respond to any such request within ten Business Days after its receipt and the Transferor will not unreasonably withhold such consent) it being understood that the obtaining of such consent is a condition to the effectiveness of such a Note Assignment. Each assignee Series 2001-2 Noteholder is subject to the terms and conditions of
Section 8.08(b) on an ongoing basis and hereby makes the certifications, representations and warranties contained therein, and the assigning Series 2001-2 Noteholder hereby certifies, represents and warrants that its assignee's certifications, representations and warranties thereunder are true.

        (f) Subject to the provisions of Section 8.04(a), any Series 2001-2 Noteholder may at any time grant a participation in all or part (but not less than $5,000,000) of its interest in the Series 2001-2 Notes to (i) either Agent, the Purchaser or any other Person specified in Section 11.03(c) of the Class A Note Purchase Agreement, or (ii) any other Person to which the Transferor may consent, which consent shall not be unreasonably withheld (the Agents, the Purchaser and each such other Person, a "Participant" and each Participant acquiring a participation in less than all of a Series 2001-2 Noteholder's rights with respect to payments due thereunder, a "Partial Participant"); provided, however, that such participation shall be void, unless (i) such Participant complies with the applicable provisions of this Section 8.08, (ii) there shall not be, in the aggregate, more than five (5) Class A Noteholders and Partial Participants and five (5) Class B Noteholders and Partial Participants after giving effect to such participation, and (iii) such Series 2001-2 Noteholder delivers to the Indenture Trustee, prior to the effectiveness of its participation, a copy of an agreement under which such Participant has made the representations, warranties and covenants required to be made pursuant to this Section. In connection with the granting of any such participation to any Person other than to either Agent, the Purchaser or any other Person specified in
Section 11.03(c) of the Class A Note Purchase Agreement, the granting Series 2001-2 Noteholder shall provide a written request to the Indenture Trustee (who shall promptly deliver it to the Transferor) for the consent of the Transferor to the granting of the specified interest to any identified prospective Participant, the Transferor shall respond to any such request within ten Business Days after its receipt, it being understood that the obtaining of such consent is a condition to the effectiveness of such a participation. Each Series 2001-2 Noteholder hereby acknowledges and agrees that any such participation will not alter or affect in any way whatsoever such Series 2001-2 Noteholder's direct obligations hereunder and that neither the Trust nor the Transferor shall have any obligation to have any communication or relationship whatsoever with any Participant of such Series 2001-2 Noteholder in order to enforce the obligations of such Series 2001-2 Noteholder hereunder. Each Series 2001-2 Noteholder shall promptly notify the Indenture Trustee (which shall promptly notify the Transferor) in writing of the identity and interest of each Participant upon any such disposition. In granting any participation, the Series 2001-2 Noteholder certifies, represents and warrants that (i) such Participant is entitled to (x) receive payments with respect to its participation without deduction or withholding of any United States federal income taxes and (y) an exemption from United States backup withholding tax, (ii) prior to the date on which the first interest payment is due to the Participant, such Series 2001-2 Noteholder will provide to the Servicer and Indenture Trustee, the forms described in (i), (ii) and (iii) of Section 8.08(b) (subject to the Transferor's consent, as applicable and as set forth therein) as though the Participant were a Series 2001-2 Noteholder, and (iii) such Series 2001-2 Noteholder similarly will provide subsequent forms as described in Section 8.08(b) with respect to such Participant as though it were a Series 2001-2 Noteholder.

        (g) Each Series 2001-2 Noteholder, by its holding of an interest in the Series 2001-2 Notes, hereby severally represents, warrants and covenants, and each Series 2001-2 Noteholder that acquires an interest in the Series 2001-2 Notes by Note Assignment shall be deemed to have severally represented, warranted and covenanted upon such Note Assignment that (x) it has neither acquired, nor will it sell, trade or transfer any interest in the Series 2001-2 Notes or cause any interest in the Series 2001-2 Notes to be marketed on or through either (i) an "established securities market" within the meaning of Code section 7704(b)(1), including without limitation an interdealer quotation system that regularly disseminates firm buy or sell quotations by identified brokers or dealers by electronic means or otherwise or (ii) a "secondary market (or the substantial equivalent thereof)" within the meaning of Code section 7704(b)(2), including a market wherein interests in the Series 2001-2 Notes are regularly quoted by any person making a market in such interests and a market wherein any person regularly makes available to the public bid or offer quotes with respect to interests in the Series 2001-2 Notes and stands ready to effect buy or sell transactions at the quoted prices for itself or on behalf of others, (y) unless the Transferor consents otherwise (which consent shall be based on an Opinion of Counsel generally to the effect that the action taken pursuant to the consent will not cause the Trust to become a publicly traded partnership treated as a corporation), such holder (i) is properly classified as, and will remain classified as, a "corporation" as described in Code section 7701(a)(3) and (ii) is not, and will not become, an S corporation as described in Code section 1361, and (z) it will (i) cause any participant with respect to such interest otherwise permitted hereunder to make similar representations and covenants for the benefit of the Transferor and the Trust and (ii) forward a copy of such representations and covenants to the Indenture Trustee. Each such Series 2001-2 Noteholder shall further agree in connection with its acquisition of such interest that, in the event of any breach of its (or its participant's) representation and covenant that it (or its participant) is and shall remain classified as a corporation other than an S corporation, the Transferor shall have the right to procure a replacement investor to replace such Series 2001-2 Noteholder (or its participant), and further that such Series 2001-2 Noteholder shall take all actions necessary to permit such replacement investor to succeed to its rights and obligations as a Series 2001-2 Noteholder (or to the rights of its participant).

                             SIGNATURE PAGE FOLLOWS

        IN WITNESS WHEREOF, the undersigned have caused this Indenture Supplement to be duly executed and delivered by their respective duly authorized officers on the day and year first above written.



                                            NORDSTROM PRIVATE LABEL CREDIT
                                            CARD MASTER NOTE TRUST, as Issuer


                                            By: Wilmington Trust Company,
                                                not in its individual capacity,
                                                but solely as Owner Trustee


                                            By: /s/ James P. Lawler
                                                -------------------------------
                                                Name: James P. Lawler
                                                Title: Vice President



                                            WELLS FARGO BANK MINNESOTA,
                                            NATIONAL ASSOCIATION
                                            as Indenture Trustee



                                            By: /s/ Jennifer C. Davis
                                                -------------------------------
                                                Name: Jennifer C. Davis
                                                Title: Assistant Vice President



Acknowledged and Accepted:

NORDSTROM PRIVATE LABEL,
RECEIVABLES LLC,
as Transferor



By: /s/ Carol S. Powell
    -------------------------------
    Name: Carol S. Powell
    Title: Treasurer


NORDSTROM FSB,
as Servicer


By: /s/ Denny D. Dumler
    -------------------------------
    Name: Denny D. Dumler
    Title: President




                                 Signature Page
                                       to
                       Series 2001-2 Indenture Supplement

                                                                    EXHIBIT A-1


                                     FORM OF
            CLASS A FLOATING RATE ASSET BACKED VARIABLE FUNDING NOTE


        THIS CLASS A NOTE (OR ITS PREDECESSOR) WAS ORIGINALLY ISSUED IN A TRANSACTION EXEMPT FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"). THIS CLASS A NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OR ANY APPLICABLE STATE SECURITIES LAW OF ANY STATE AND MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT IN A TRANSACTION EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND APPLICABLE STATE SECURITIES OR "BLUE SKY" LAWS TO (1) NORDSTROM FSB OR ANY AFFILIATE THEREOF, (2) A PERSON WHO THE HOLDER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING THEREOF IN RULE 144A UNDER THE SECURITIES ACT ("RULE 144A") IN COMPLIANCE WITH RULE 144A OR (3) A PERSON WHO IS AN INSTITUTIONAL "ACCREDITED INVESTOR" AS DEFINED IN RULE 501(a)(1), (2), (3) OR
(7) UNDER THE SECURITIES ACT, IN EACH CASE IN COMPLIANCE WITH THE CERTIFICATION AND OTHER REQUIREMENTS SPECIFIED IN THE SERIES 2001-2 INDENTURE SUPPLEMENT REFERRED TO HEREIN. NONE OF THE ISSUER, THE TRANSFEROR, THE TRANSFER AGENT AND REGISTRAR OR THE INDENTURE TRUSTEE IS OBLIGATED TO REGISTER THE CLASS A NOTES UNDER THE SECURITIES ACT OR ANY OTHER SECURITIES OR "BLUE SKY" LAW.

        EACH PURCHASER REPRESENTS AND WARRANTS, FOR THE BENEFIT OF NORDSTROM PRIVATE LABEL CREDIT CARD MASTER NOTE TRUST AND NORDSTROM FSB, THAT SUCH PURCHASER IS NOT (1) AN EMPLOYEE BENEFIT PLAN (AS DEFINED IN SECTION 3(3) OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA")) WHICH IS SUBJECT TO THE PROVISIONS OF ERISA, (2) A PLAN (AS DEFINED IN SECTION 4975(e)(1) OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE"), OTHER THAN A GOVERNMENTAL OR CHURCH PLAN DESCRIBED IN SECTION 4975(g)(2) OR (3) OF THE CODE) WHICH IS SUBJECT TO SECTION 4975 OF THE CODE, OR (3) AN ENTITY WHOSE UNDERLYING ASSETS INCLUDE PLAN ASSETS BY REASON OF A PLAN'S INVESTMENT IN THE ENTITY (UNLESS REGISTERED UNDER THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED).

        NEITHER THIS CLASS A NOTE NOR ANY INTEREST HEREIN MAY BE TRANSFERRED TO AN EMPLOYEE BENEFIT PLAN, TRUST OR ACCOUNT SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED, OR DESCRIBED IN SECTION 4975(e)(1) OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED.

        ANY TRANSFER OF A DIRECT OR INDIRECT INTEREST IN THIS CLASS A NOTE IS SUBJECT TO THE PROVISIONS OF THE INDENTURE AND SUBJECT TO



                                     A-1-1

CERTAIN LIMITATIONS THEREIN SET FORTH, INCLUDING SECTIONS 8.05 AND 8.08 OF THE INDENTURE SUPPLEMENT.

        THE OUTSTANDING PRINCIPAL BALANCE OF THIS CLASS A NOTE WILL BE REDUCED FROM TIME TO TIME BY DISTRIBUTIONS ON THIS CLASS A NOTE ALLOCABLE TO PRINCIPAL. IN ADDITION, THE PRINCIPAL BALANCE OF THIS CLASS A NOTE MAY BE INCREASED AT THE REQUEST OF THE TRANSFEROR SUBJECT TO CERTAIN TERMS AND CONDITIONS SET FORTH IN THE SERIES 2001-2 INDENTURE SUPPLEMENT REFERRED TO HEREIN. ACCORDINGLY, FOLLOWING THE INITIAL ISSUANCE OF THE CLASS A NOTES, THE OUTSTANDING PRINCIPAL BALANCE OF THIS CLASS A NOTE MAY BE DIFFERENT FROM THE OUTSTANDING PRINCIPAL BALANCE SHOWN BELOW. ANYONE ACQUIRING THIS CLASS A NOTE MAY ASCERTAIN THE CURRENT OUTSTANDING PRINCIPAL BALANCE OF THIS CLASS A NOTE BY INQUIRY OF THE INDENTURE TRUSTEE. ON THE DATE OF THE INITIAL ISSUANCE OF THE CLASS A NOTES, THE INDENTURE TRUSTEE IS WELLS FARGO BANK MINNESOTA, NATIONAL ASSOCIATION.




                                      A-1-2

                      INITIAL OUTSTANDING PRINCIPAL BALANCE


REGISTERED                                                        $__________(1)


No. R-__


              NORDSTROM PRIVATE LABEL CREDIT CARD MASTER NOTE TRUST

                                  SERIES 2001-2

            CLASS A FLOATING RATE ASSET BACKED VARIABLE FUNDING NOTE



        Nordstrom Private Label Credit Card Master Note Trust (herein referred to as the "Issuer" or the "Trust"), a Delaware statutory business trust governed by an Amended and Restated Trust Agreement dated as of October 1, 2001, for value received, hereby promises to pay to _________________, or its registered assigns, subject to the following provisions, the principal sum of __________________ DOLLARS, or such greater or lesser amount as determined in accordance with the Indenture, on the Series 2001-2 Final Maturity Date (which is the Distribution Date occurring in the forty second calendar month following the earlier to occur of (i) the commencement of the Scheduled Amortization Period and (ii) the commencement of the Early Amortization Period). The Issuer will pay interest on the unpaid principal amount of this Class A Note at the Class A Note Rate on each Distribution Date until the principal amount of this
Note is paid in full. Interest on this Class A Note will accrue for each Distribution Date from and including the most recent Distribution Date on which interest has been paid to but excluding such Distribution Date or, for the initial Distribution Date, from and including the Closing Date to but excluding such Distribution Date. Interest will be computed on the basis of a 360-day year and the actual number of days elapsed. Principal of this Class A Note shall be paid in the manner specified on the reverse hereof.

        The principal of and interest on this Class A Note are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts.

        Reference is made to the further provisions of this Class A Note set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Class A Note.

        Unless the certificate of authentication hereon has been executed by or on behalf of the Indenture Trustee, by manual signature, this Class A Note shall not be entitled to any benefit under the Indenture or the Indenture Supplement referred to on the reverse hereof, or be valid for any purpose.



----------

(1) Denominations of $1,000 and integral multiples of $1,000 in excess thereof.



                                      A-1-3

        IN WITNESS WHEREOF, the Issuer has caused this Class A Note to be duly executed.



                                          NORDSTROM PRIVATE LABEL CREDIT CARD
                                          MASTER NOTE TRUST, as Issuer

                                          By: Wilmington Trust Company, not in
                                              its individual capacity but solely
                                              as Owner Trustee under the
                                              Trust Agreement


                                          By:
                                              ----------------------------------
                                              Name:
                                              Title



Dated: _________,_____



                                     A-1-4

                INDENTURE TRUSTEE'S CERTIFICATE OF AUTHENTICATION


This is one of the Class A Notes described in the within-mentioned Indenture.



                                          WELLS FARGO BANK MINNESOTA,
                                          NATIONAL ASSOCIATION,
                                          as Indenture Trustee,



                                          By:
                                              ----------------------------------
                                              Authorized Signatory



                                     A-1-5

              NORDSTROM PRIVATE LABEL CREDIT CARD MASTER NOTE TRUST

                                  SERIES 2001-2

            CLASS A FLOATING RATE ASSET BACKED VARIABLE FUNDING NOTE



                         Summary of Terms and Conditions


        This Class A Note is one of a duly authorized issue of Notes of the Issuer, designated as Nordstrom Private Label Credit Card Master Note Trust, Series 2001-2 (the "Series 2001-2 Notes"), issued under a Master Indenture dated as of October 1, 2001 (the "Master Indenture"), between the Issuer and Wells Fargo Bank Minnesota, National Association, as indenture trustee (the "Indenture Trustee"), as supplemented by the Indenture Supplement dated as of December 4, 2001 (the "Indenture Supplement"), and representing the right to receive certain payments from the Issuer. The term "Indenture," unless the context otherwise requires, refers to the Master Indenture as supplemented by the Indenture Supplement. The Class A Notes are subject to all of the terms of the Indenture. All terms used in this Class A Note that are defined in the Indenture shall have the meanings assigned to them in or pursuant to the Indenture. In the event of any conflict or inconsistency between the Indenture and this Note, the Indenture shall control.

        The Class B Notes will also be issued under the Indenture.

        The Noteholder, by its acceptance of this Class A Note, agrees that it will look solely to the property of the Trust allocated to the payment of this Class A Note for payment hereunder and that the Indenture Trustee is not liable to the Noteholders for any amount payable under the Class A Note or the Indenture or, except as expressly provided in the Indenture, subject to any liability under the Indenture.

        This Class A Note does not purport to summarize the Indenture and reference is made to the Indenture for the interests, rights and limitations of rights, benefits, obligations and duties evidenced thereby, and the rights, duties and immunities of the Indenture Trustee.

        The Class A Initial Principal Balance is $0. The Class A Principal Balance on any date will be an amount equal to (i) the Class A Initial Principal Balance, plus (ii) the aggregate amount of Principal Balance Increases allocated to the Class A Note made on or prior to such date, minus (iii) the aggregate amount of principal payments made to the Class A Noteholders on or prior to such date.

        The Series 2001-2 Final Maturity Date is the Distribution Date occurring in the forty second calendar month following the earlier to occur of (i) the commencement of the Scheduled Amortization Period and (ii) the commencement of the Early Amortization Period. Payments of principal of the Class A Notes shall be payable in accordance with the provisions of the Indenture.



                                     A-1-6

        Subject to the terms and conditions of the Indenture, the Transferor may, from time to time, direct the Owner Trustee, on behalf of the Trust, to issue one or more new Series of Notes.

        On each Distribution Date, the Paying Agent shall distribute to each Class A Noteholder of record on the related Record Date (except for the final distribution in respect of this Class A Note) such Class A Noteholder's pro rata share of the amounts held by the Paying Agent that are allocated and available on such Distribution Date to pay interest and principal on the Class A Notes pursuant to the Indenture Supplement. Except as provided in the Indenture with respect to a final distribution, distributions to Class A Noteholders shall be made by (i) wire transfer to each Class A Noteholder at the account specified by the Class A Agent to the Indenture Trustee and the Servicer and (ii) without presentation or surrender of any Class A Note or the making of any notation thereon. Final payment of this Class A Note will be made only upon presentation and surrender of this Class A Note at the office or agency specified in the notice of final distribution delivered by the Indenture Trustee to the Class A Noteholders in accordance with the Indenture.

        On any day occurring on or after the date on which the outstanding principal balance of the Series 2001-2 Notes is reduced to 10% or less of the highest outstanding principal balance of the Series 2001-2 Notes during the Revolving Period, at any time on or after the Closing Date, the Servicer shall have the option to redeem the Series 2001-2 Notes if it has determined, in its sole estimation, that the cost of servicing the related Receivables is unduly burdensome in relation to the benefit, at a purchase price equal to (i) if such day is a Distribution Date, the Reassignment Amount for such Distribution Date or (ii) if such day is not a Distribution Date, the Reassignment Amount for the Distribution Date following such day.

        THIS CLASS A NOTE DOES NOT REPRESENT AN OBLIGATION OF, OR AN INTEREST IN, THE TRANSFEROR, THE SERVICER OR ANY OF THEIR RESPECTIVE AFFILIATES AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENTAL AGENCY OR INSTRUMENTALITY.

        Each Class A Noteholder, by accepting a Class A Note, hereby covenants and agrees that it will not at any time institute against the Issuer or the Transferor, or join in instituting against the Issuer or the Transferor, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings under any United States federal or state bankruptcy or similar law.

        Except as otherwise provided in the Indenture Supplement, the Class A Notes are issuable only in minimum denominations of $1,000 and integral multiples of $1,000. The transfer of this Class A Note shall be registered in the Note Register upon surrender of this Class A Note for registration of transfer at any office or agency maintained by the Transfer Agent and Registrar accompanied by a written instrument of transfer, in a form satisfactory to the Indenture Trustee or the Transfer Agent and Registrar, duly executed by the Class A Noteholder or such Class A Noteholder's attorney, and duly authorized in writing with such signature guaranteed, and thereupon one or more new Class A Notes in any authorized denominations of like aggregate principal amount will be issued to the designated transferee or transferees.



                                     A-1-7

        As provided in the Indenture and subject to certain limitations therein set forth, Class A Notes are exchangeable for new Notes in any authorized denominations and of like aggregate principal amount, upon surrender of such Class A Notes to be exchanged at the office or agency of the Transfer Agent and Registrar. No service charge may be imposed for any such exchange but the Issuer or Transfer Agent and Registrar may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection therewith.

        The Issuer, the Transferor, the Indenture Trustee and any agent of the Issuer, Transferor or the Indenture Trustee shall treat the person in whose name this Class A Note is registered as the owner hereof for all purposes, and neither the Issuer, the Transferor, the Indenture Trustee nor any agent of the Issuer, Transferor or the Indenture Trustee shall be affected by notice to the contrary.

        THIS CLASS A NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS (OTHER THAN SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW), AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.



                                     A-1-8

                                   ASSIGNMENT


Social Security or other identifying number of assignee_________________________

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

_____________________________________
   (name and address of assignee)

the within certificate and all rights thereunder, and hereby irrevocably constitutes and appoints ____________________, attorney, to transfer said certificate on the books kept for registration thereof, with full power of substitution in the premises.


Dated: ____________                                 ________________________(2)
                                                    Signature Guaranteed:



(2) NOTE: The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Note in every particular, without alteration, enlargement or any change whatsoever.


                                     A-1-9

                                                                    EXHIBIT A-2


                                     FORM OF
            CLASS B FLOATING RATE ASSET BACKED VARIABLE FUNDING NOTE


        THIS CLASS B NOTE (OR ITS PREDECESSOR) WAS ORIGINALLY ISSUED IN A TRANSACTION EXEMPT FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"). THIS CLASS B NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OR ANY APPLICABLE STATE SECURITIES LAW OF ANY STATE AND MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT IN A TRANSACTION EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND APPLICABLE STATE SECURITIES OR "BLUE SKY" LAWS TO (1) NORDSTROM FSB OR ANY AFFILIATE THEREOF, (2) A PERSON WHO THE HOLDER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING THEREOF IN RULE 144A UNDER THE SECURITIES ACT ("RULE 144A") IN COMPLIANCE WITH RULE 144A OR (3) A PERSON WHO IS AN INSTITUTIONAL "ACCREDITED INVESTOR" AS DEFINED IN RULE 501(a)(1), (2), (3) OR
(7) UNDER THE SECURITIES ACT, IN EACH CASE IN COMPLIANCE WITH THE CERTIFICATION AND OTHER REQUIREMENTS SPECIFIED IN THE SERIES 2001-2 INDENTURE SUPPLEMENT REFERRED TO HEREIN. NONE OF THE ISSUER, THE TRANSFEROR, THE TRANSFER AGENT AND REGISTRAR OR THE INDENTURE TRUSTEE IS OBLIGATED TO REGISTER THE CLASS B NOTES UNDER THE SECURITIES ACT OR ANY OTHER SECURITIES OR "BLUE SKY" LAW.

        EACH PURCHASER REPRESENTS AND WARRANTS, FOR THE BENEFIT OF NORDSTROM PRIVATE LABEL CREDIT CARD MASTER NOTE TRUST AND NORDSTROM FSB, THAT SUCH PURCHASER IS NOT (1) AN EMPLOYEE BENEFIT PLAN (AS DEFINED IN SECTION 3(3) OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA")) WHICH IS SUBJECT TO THE PROVISIONS OF ERISA, (2) A PLAN (AS DEFINED IN SECTION 4975(e)(1) OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE"), OTHER THAN A GOVERNMENTAL OR CHURCH PLAN DESCRIBED IN SECTION 4975(g)(2) OR (3) OF THE CODE) WHICH IS SUBJECT TO SECTION 4975 OF THE CODE, OR (3) AN ENTITY WHOSE UNDERLYING ASSETS INCLUDE PLAN ASSETS BY REASON OF A PLAN'S INVESTMENT IN THE ENTITY (UNLESS REGISTERED UNDER THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED).

        NEITHER THIS CLASS B NOTE NOR ANY INTEREST HEREIN MAY BE TRANSFERRED TO AN EMPLOYEE BENEFIT PLAN, TRUST OR ACCOUNT SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED, OR DESCRIBED IN SECTION 4975(e)(1) OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED.

        ANY TRANSFER OF A DIRECT OR INDIRECT INTEREST IN THIS CLASS B NOTE IS SUBJECT TO



                                      A-2-1

CERTAIN LIMITATIONS THEREIN SET FORTH, INCLUDING SECTIONS 8.05 AND 8.08 OF THE INDENTURE SUPPLEMENT.

        THE OUTSTANDING PRINCIPAL BALANCE OF THIS CLASS B NOTE WILL BE REDUCED FROM TIME TO TIME BY DISTRIBUTIONS ON THIS CLASS B NOTE ALLOCABLE TO PRINCIPAL. IN ADDITION, THE PRINCIPAL BALANCE OF THIS CLASS B NOTE MAY BE INCREASED AT THE REQUEST OF THE TRANSFEROR SUBJECT TO CERTAIN TERMS AND CONDITIONS SET FORTH IN THE SERIES 2001-2 INDENTURE SUPPLEMENT REFERRED TO HEREIN. ACCORDINGLY, FOLLOWING THE INITIAL ISSUANCE OF THE CLASS B NOTES, THE OUTSTANDING PRINCIPAL BALANCE OF THIS CLASS B NOTE MAY BE DIFFERENT FROM THE OUTSTANDING PRINCIPAL BALANCE SHOWN BELOW. ANYONE ACQUIRING THIS CLASS B NOTE MAY ASCERTAIN THE CURRENT OUTSTANDING PRINCIPAL BALANCE OF THIS CLASS B NOTE BY INQUIRY OF THE INDENTURE TRUSTEE. ON THE DATE OF THE INITIAL ISSUANCE OF THE CLASS B NOTES, THE INDENTURE TRUSTEE IS WELLS FARGO BANK MINNESOTA, NATIONAL ASSOCIATION.



                                     A-2-2

                      INITIAL OUTSTANDING PRINCIPAL BALANCE


REGISTERED                                                        $__________(1)


No. R-__


              NORDSTROM PRIVATE LABEL CREDIT CARD MASTER NOTE TRUST

                                  SERIES 2001-2

            CLASS B FLOATING RATE ASSET BACKED VARIABLE FUNDING NOTE


        Nordstrom Private Label Credit Card Master Note Trust (herein referred to as the "Issuer" or the "Trust"), a Delaware statutory business trust governed by an Amended and Restated Trust Agreement dated as of October 1, 2001, for value received, hereby promises to pay to _________________, or its registered assigns, subject to the following provisions, the principal sum of __________________ DOLLARS, or such greater or lesser amount as determined in accordance with the Indenture, on the Series 2001-2 Final Maturity Date (which is the Distribution Date occurring in the forty second calendar month following the earlier to occur of (i) the commencement of the Scheduled Amortization Period and (ii) the commencement of the Early Amortization Period). The Issuer will pay interest on the unpaid principal amount of this Class B Note at the Class B Note Rate on each Distribution Date until the principal amount of this
Note is paid in full. Interest on this Class B Note will accrue for each Distribution Date from and including the most recent Distribution Date on which interest has been paid to but excluding such Distribution Date or, for the initial Distribution Date, from and including the Closing Date to but excluding such Distribution Date. Interest will be computed on the basis of a 360-day year and the actual number of days elapsed. Principal of this Class B Note shall be paid in the manner specified on the reverse hereof.

        The principal of and interest on this Class B Note are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts.

        Reference is made to the further provisions of this Class B Note set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Class B Note.

        Unless the certificate of authentication hereon has been executed by or on behalf of the Indenture Trustee, by manual signature, this Class B Note shall not be entitled to any benefit under the Indenture or the Indenture Supplement referred to on the reverse hereof, or be valid for any purpose.



----------

(1) Denominations of $1,000 and integral multiples of $1,000 in excess thereof.



                                     A-2-3

        IN WITNESS WHEREOF, the Issuer has caused this Class B Note to be duly executed.



                                        NORDSTROM PRIVATE LABEL CREDIT
                                        CARD MASTER NOTE TRUST, as Issuer


                                        By: Wilmington Trust Company, not in
                                            its individual capacity but solely
                                            as Owner Trustee under the
                                            Trust Agreement


                                        By:
                                            -----------------------------------
                                            Name:
                                            Title


Dated: _______, _____



                                      A-2-4

                INDENTURE TRUSTEE'S CERTIFICATE OF AUTHENTICATION

This is one of the Class B Notes described in the within-mentioned Indenture.



                                        WELLS FARGO BANK MINNESOTA,
                                        NATIONAL ASSOCIATION,
                                        as Indenture Trustee,



                                        By:
                                            -----------------------------------
                                            Authorized Signatory




                                     A-2-5

              NORDSTROM PRIVATE LABEL CREDIT CARD MASTER NOTE TRUST

                                  SERIES 2001-2

            CLASS B FLOATING RATE ASSET BACKED VARIABLE FUNDING NOTE

                         Summary of Terms and Conditions



        This Class B Note is one of a duly authorized issue of Notes of the Issuer, designated as Nordstrom Private Label Credit Card Master Note Trust, Series 2001-2 (the "Series 2001-2 Notes"), issued under a Master Indenture dated as of October 1, 2001 (the "Master Indenture"), between the Issuer and Wells Fargo Bank Minnesota, National Association, as indenture trustee (the "Indenture Trustee"), as supplemented by the Indenture Supplement dated as of December 4, 2001 (the "Indenture Supplement"), and representing the right to receive certain payments from the Issuer. The term "Indenture," unless the context otherwise requires, refers to the Master Indenture as supplemented by the Indenture Supplement. The Class B Notes are subject to all of the terms of the Indenture. All terms used in this Class B Note that are defined in the Indenture shall have the meanings assigned to them in or pursuant to the Indenture. In the event of any conflict or inconsistency between the Indenture and this Note, the Indenture shall control.

        The Class A Notes will also be issued under the Indenture.

        The Noteholder, by its acceptance of this Class B Note, agrees that it will look solely to the property of the Trust allocated to the payment of this Class B Note for payment hereunder and that the Indenture Trustee is not liable to the Noteholders for any amount payable under the Class B Note or the Indenture or, except as expressly provided in the Indenture, subject to any liability under the Indenture.

        This Class B Note does not purport to summarize the Indenture and reference is made to the Indenture for the interests, rights and limitations of rights, benefits, obligations and duties evidenced thereby, and the rights, duties and immunities of the Indenture Trustee.

        The Class B Initial Principal Balance is $[_]. The Class B Principal Balance on any date will be an amount equal to (i) the Class B Initial Principal Balance, plus (ii) the aggregate amount of Principal Balance Increases allocated to the Class B Note made on or prior to such date, minus (iii) the aggregate amount of principal payments made to the Class B Noteholders on or prior to such date.

        The Series 2001-2 Final Maturity Date is the Distribution Date occurring in the forty second calendar month following the earlier to occur of (i) the commencement of the Scheduled Amortization Period and (ii) the commencement of the Early Amortization Period. Payments of principal of the Class B Notes shall be payable in accordance with the provisions of the Indenture.



                                     A-2-6

        Subject to the terms and conditions of the Indenture, the Transferor may, from time to time, direct the Owner Trustee, on behalf of the Trust, to issue one or more new Series of Notes.

        On each Distribution Date, the Paying Agent shall distribute to each Class B Noteholder of record on the related Record Date (except for the final distribution in respect of this Class B Note) such Class B Noteholder's pro rata share of the amounts held by the Paying Agent that are allocated and available on such Distribution Date to pay interest and principal on the Class B Notes pursuant to the Indenture Supplement. Except as provided in the Indenture with respect to a final distribution, distributions to Class B Noteholders shall be made by (i) wire transfer to each Class B Noteholder at the account specified by the Class B Agent to the Indenture Trustee and the Servicer and (ii) without presentation or surrender of any Class B Note or the making of any notation thereon. Final payment of this Class B Note will be made only upon presentation and surrender of this Class B Note at the office or agency specified in the notice of final distribution delivered by the Indenture Trustee to the Class B Noteholders in accordance with the Indenture.

        On any day occurring on or after the date on which the outstanding principal balance of the Series 2001-2 Notes is reduced to 10% or less of the highest outstanding principal balance of the Series 2001-2 Notes during the Revolving Period, at any time on or after the Closing Date, the Servicer shall have the option to redeem the Series 2001-2 Notes if it has determined, in its sole estimation, that the cost of servicing the related Receivables is unduly burdensome in relation to the benefit, at a purchase price equal to (i) if such day is a Distribution Date, the Reassignment Amount for such Distribution Date or (ii) if such day is not a Distribution Date, the Reassignment Amount for the Distribution Date following such day.

        THIS CLASS B NOTE DOES NOT REPRESENT AN OBLIGATION OF, OR AN INTEREST IN, THE TRANSFEROR, THE SERVICER OR ANY OF THEIR RESPECTIVE AFFILIATES AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENTAL AGENCY OR INSTRUMENTALITY.

        Each Class B Noteholder, by accepting a Class B Note, hereby covenants and agrees that it will not at any time institute against the Issuer or the Transferor, or join in instituting against the Issuer or the Transferor, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings under any United States federal or state bankruptcy or similar law.

        Except as otherwise provided in the Indenture Supplement, the Class B Notes are issuable only in minimum denominations of $1,000 and integral multiples of $1,000. The transfer of this Class B Note shall be registered in the Note Register upon surrender of this Class B Note for registration of transfer at any office or agency maintained by the Transfer Agent and Registrar accompanied by a written instrument of transfer, in a form satisfactory to the Indenture Trustee or the Transfer Agent and Registrar, duly executed by the Class B Noteholder or such Class B Noteholder's attorney, and duly authorized in writing with such signature guaranteed, and thereupon one or more new Class B Notes in any authorized denominations of like aggregate principal amount will be issued to the designated transferee or transferees.



                                     A-2-7

        As provided in the Indenture and subject to certain limitations therein set forth, Class B Notes are exchangeable for new Notes in any authorized denominations and of like aggregate principal amount, upon surrender of such Class B Notes to be exchanged at the office or agency of the Transfer Agent and Registrar. No service charge may be imposed for any such exchange but the Issuer or Transfer Agent and Registrar may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection therewith.

        The Issuer, the Transferor, the Indenture Trustee and any agent of the Issuer, Transferor or the Indenture Trustee shall treat the person in whose name this Class B Note is registered as the owner hereof for all purposes, and neither the Issuer, the Transferor, the Indenture Trustee nor any agent of the Issuer, Transferor or the Indenture Trustee shall be affected by notice to the contrary.

        THIS CLASS B NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS (OTHER THAN SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW), AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.



                                     A-2-8

                                   ASSIGNMENT



Social Security or other identifying number of assignee_________________________

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

_____________________________________
    (name and address of assignee)

the within certificate and all rights thereunder, and hereby irrevocably constitutes and appoints ____________________, attorney, to transfer said certificate on the books kept for registration thereof, with full power of substitution in the premises.


Dated: ____________                              ___________________________(2)
                                                 Signature Guaranteed:






----------

(2) NOTE: The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Note in every particular, without alteration, enlargement or any change whatsoever.



                                     A-2-9

                                                                       EXHIBIT B


                         FORM OF MONTHLY SERVICER REPORT
                  [TO BE SEPARATELY PROVIDED BY NORDSTROM FSB]

                                                                      EXHIBIT C


                            FORM OF INVESTMENT LETTER

                               _________, ___ 20__




Nordstrom FSB
13531 East Caley Avenue
Englewood, Colorado 80111
Attn: ________________

Wells Fargo Bank Minnesota, National Association,
  as Indenture Trustee
625 Marquette Avenue
MAC N9311-161
Minneapolis, Minnesota 55479
Attn: Corporate Trust, Asset-Backed Securities


        Re: Nordstrom Private Label Credit Card Master Note Trust Series 2001-2
            Notes (the "Notes")


Ladies and Gentlemen:


        This letter (the "Investment Letter") is delivered by [__________________] (the "Purchaser") pursuant to Section 8.08(c) of the Series 2001-2 Indenture Supplement, dated as of December 4, 2001 to the Master Indenture, dated as of October 1, 2001 (as so supplemented, the "Agreement"), between Nordstrom Private Label Credit Card Master Note Trust (the "Trust") and Wells Fargo Bank Minnesota, National Association (the "Indenture Trustee"). Capitalized terms used herein without definition shall have the meanings set forth in the Agreement. The Purchaser represents to the Transferor and the Indenture Trustee as follows:

                (i) the Purchaser has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of an investment in the Notes and the Purchaser is able to bear the economic risk of such investment;

                (ii) the Purchaser has reviewed the Agreement and the Transfer and Servicing Agreement (including the respective schedules and exhibits thereto) and has had the opportunity to perform due diligence with respect thereto and to ask questions of and receive answers from the Transferor and its representatives concerning the Transferor, the Trust and the Notes;

                (iii) the Purchaser is not acquiring the Notes as an agent or otherwise for any other person. The Purchaser is a [__________] corporation;

                (iv) the Purchaser is an "accredited investor" as defined in Rule 501 promulgated by the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended. The Purchaser understands that the offering and sale of the Notes have not been and will not be registered under the Securities Act of 1933, as amended, and have not and will not be registered or qualified under any applicable "blue sky" law, and that the offering and sale of the Notes have not been reviewed by, passed on or submitted to any federal or state agency or commission, securities exchange or other regulatory body;

                (v) the Purchaser is acquiring the Notes without a view to any distribution, resale or other transfer thereof, except as contemplated by the following sentence. The Purchaser will not resell, participate or otherwise transfer the Notes, any interest therein or any portion thereof, unless (A) it receives a letter from the buyer or transferee thereof or participant therein in substantially the form hereof, and (B) such sale, participation or transfer is (i) a transaction exempt from the registration requirements of the Securities Act of 1933, as amended, and applicable state securities or "blue sky" laws; (ii) to the Transferor or any affiliate of the Transferor; (iii) to a person who the Purchaser and the Agent reasonably believe is a qualified institutional buyer (within the meaning thereof in Rule 144A under the Securities Act of 1933, as amended) that is aware that the resale or other transfer is being made in reliance upon Rule 144A; or (iv) pursuant to Regulation S under the Securities Act of 1933, as amended.

                (vi) the Purchaser understands that each Note will bear a legend to substantially the following effect:


                THIS NOTE (OR ITS PREDECESSOR) WAS ORIGINALLY ISSUED IN A TRANSACTION EXEMPT FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"). THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OR ANY APPLICABLE STATE SECURITIES LAW OF ANY STATE AND MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT IN A TRANSACTION EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND APPLICABLE STATE SECURITIES OR "BLUE SKY" LAWS TO (1) NORDSTROM FSB OR ANY AFFILIATE THEREOF, (2) A PERSON WHO THE HOLDER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING THEREOF IN RULE 144A UNDER THE SECURITIES ACT ("RULE 144A") IN COMPLIANCE WITH RULE 144A OR (3) A PERSON WHO IS AN INSTITUTIONAL "ACCREDITED INVESTOR" AS DEFINED IN RULE 501(a)(1), (2), (3) OR (7) UNDER THE SECURITIES ACT, IN EACH CASE IN COMPLIANCE WITH THE CERTIFICATION AND OTHER REQUIREMENTS SPECIFIED IN THE SERIES 2001-2 INDENTURE SUPPLEMENT REFERRED TO HEREIN. NONE OF THE ISSUER, THE TRANSFEROR, THE TRANSFER AGENT AND REGISTRAR OR THE INDENTURE TRUSTEE IS OBLIGATED TO REGISTER THE NOTES UNDER THE SECURITIES ACT OR ANY OTHER SECURITIES OR "BLUE SKY" LAW.

                EACH PURCHASER REPRESENTS AND WARRANTS, FOR THE BENEFIT OF NORDSTROM PRIVATE LABEL CREDIT CARD MASTER NOTE TRUST AND NORDSTROM FSB, THAT SUCH PURCHASER IS NOT (1) AN EMPLOYEE

        BENEFIT PLAN (AS DEFINED IN SECTION 3(3) OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA")) WHICH IS SUBJECT TO THE PROVISIONS OF ERISA, (2) A PLAN (AS DEFINED IN SECTION 4975(e)(1) OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE"), OTHER THAN A GOVERNMENTAL OR CHURCH PLAN DESCRIBED IN SECTION 4975(g)(2) OR (3) OF THE CODE) WHICH IS SUBJECT TO SECTION 4975 OF THE CODE, OR (3) AN ENTITY WHOSE UNDERLYING ASSETS INCLUDE PLAN ASSETS BY REASON OF A PLAN'S INVESTMENT IN THE ENTITY (UNLESS REGISTERED UNDER THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED).

                NEITHER THIS NOTE NOR ANY INTEREST HEREIN MAY BE TRANSFERRED TO AN EMPLOYEE BENEFIT PLAN, TRUST OR ACCOUNT SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED, OR DESCRIBED IN
        SECTION 4975(e)(1) OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED.

                ANY TRANSFER OF A DIRECT OR INDIRECT INTEREST IN THIS NOTE IS SUBJECT TO THE PROVISIONS OF THE INDENTURE AND SUBJECT TO CERTAIN LIMITATIONS THEREIN SET FORTH, INCLUDING SECTIONS 8.04 AND 8.07 OF THE INDENTURE SUPPLEMENT.

                THE OUTSTANDING PRINCIPAL BALANCE OF THIS NOTE WILL BE REDUCED FROM TIME TO TIME BY DISTRIBUTIONS ON THIS NOTE ALLOCABLE TO PRINCIPAL. IN ADDITION, THE PRINCIPAL BALANCE OF THIS NOTE MAY BE INCREASED AT THE REQUEST OF THE TRANSFEROR SUBJECT TO CERTAIN TERMS AND CONDITIONS SET FORTH IN THE SERIES 2001-2 INDENTURE SUPPLEMENT REFERRED TO HEREIN. ACCORDINGLY, FOLLOWING THE INITIAL ISSUANCE OF THE NOTES, THE OUTSTANDING PRINCIPAL BALANCE OF THIS NOTE MAY BE DIFFERENT FROM THE INITIAL OUTSTANDING PRINCIPAL BALANCE SHOWN BELOW. ANYONE ACQUIRING THIS NOTE MAY ASCERTAIN THE CURRENT OUTSTANDING PRINCIPAL BALANCE OF THIS NOTE BY INQUIRY OF THE INDENTURE TRUSTEE. ON THE DATE OF THE INITIAL ISSUANCE OF THE NOTES, THE INDENTURE TRUSTEE IS WELLS FARGO BANK MINNESOTA, NATIONAL ASSOCIATION.

                (vii) this Investment Letter has been duly authorized, executed and delivered and constitutes the legal, valid and binding obligations of the Purchaser, enforceable against the Purchaser in accordance with its terms, except as such enforceability may be limited by receivership, conservatorship, bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally and general principles of equity;

                (viii) the Purchaser represents and warrants that it is not (i) an employee benefit plan (as defined in Section 3(3) of ERISA) that is subject to the provisions of Title I of ERISA, (ii) a plan described in
        Section 4975(e)(1) of the Internal Revenue Code, or (iii) an entity whose underlying assets include plan assets by reason of a plan's investment in such entity;

                (ix) the Purchaser, by its acceptance of the interest in the Notes purchased hereunder, agrees to treat the Notes for federal, state and local income and franchise tax purposes as indebtedness of the Transferor; and

                (x) The Purchaser shall, prior to the date on which the first interest payment hereunder is due thereto, provide to the Servicer and the Indenture Trustee (i) if the Purchaser is incorporated or organized under the laws of a jurisdiction outside the United States, two duly completed copies of the United States Internal Revenue Service Form W-8ECI or successor applicable or required forms, (ii) a duly completed copy of United States International Revenue Service Form W-9 or successor applicable or required forms, and (iii) such other forms and information as may be required to confirm the availability of any applicable exemption from United States federal, state or local withholding taxes. The Purchaser agrees to provide to the Servicer and Indenture Trustee like additional subsequent duly completed forms satisfactory to the Servicer and Indenture Trustee on or before the date that any such form expires or becomes obsolete, or upon the occurrence of any event requiring an amendment, resubmission or change in the most recent form previously delivered to it, and to provide such extensions or renewals as may be reasonably requested by the Servicer or Indenture Trustee. The Purchaser certifies, represents and warrants that as of the date of its acquisition of an interest in the Notes that (i) it is entitled (x) to receive payments under the Agreement without deduction or withholding of any United States federal income taxes (other than taxes required to be withheld pursuant to Section 1446 of the Code) and
        (y) to an exemption from United States backup withholding tax and (ii) it will pay any taxes attributable to its ownership of an interest in the Notes.



                                              Very truly yours,

                                              [______________________________],

                                              as Purchaser

                                              By:
                                                  -----------------------------
                                                  Name:
                                                  Title:

                                                                      EXHIBIT D


                   FORM OF PRINCIPAL BALANCE INCREASE REQUEST

Nordstrom FSB
13531 East Caley Avenue
Englewood, Colorado 80111
Attn:  [_____________]


Wells Fargo Bank Minnesota, National Association,
  as Indenture Trustee
625 Marquette Avenue
MAC N9311-161
Minneapolis, Minnesota 55479
Attn: Corporate Trust, Asset-Backed Securities


[NAME OF AGENT]
[Address]
Attention:  [____________]


        Re: Nordstrom Private Label Credit Card Master Note Trust, Series 2001-2


Ladies and Gentlemen:


        Pursuant to Section 4.10 of the Series 2001-2 Indenture Supplement, dated as of December 4, 2001 (the "Indenture Supplement") between Nordstrom Private Label Credit Card Master Note Trust (the "Issuer") and Wells Fargo Bank Minnesota, National Association, as Indenture Trustee (terms defined therein being used herein as therein defined), the Issuer hereby irrevocably requests a Principal Balance Increase.

1       Proposed Principal Balance Increase Date: ___________

2       Amount of requested Principal Balance Increase with respect to Class A
        Note (lesser of minimum amount of $__________ or remaining Class A Maximum
        Principal Balance).......................................................................      $_____________

3       Class A Purchase Price...................................................................      $_____________

4       Remaining Class A Maximum Principal Balance (after giving effect to the
        requested Principal Balance Increase)....................................................      $_____________

5       Amount of requested Principal Balance Increase with respect to Class B
        Note (lesser of minimum amount of $__________ or remaining Class B
        Maximum Principal Balance)...............................................................      $_____________

6       Class B Purchase Price...................................................................      $_____________

7       Remaining Class B Maximum Principal Balance (after giving effect to the
        requested Principal Balance Increase) ...................................................      $_____________

8       Certifications:

        (a) The representations and warranties of Nordstrom Private Label Receivables LLC ("Transferor") in the Transfer and Servicing Agreement dated as of October 1, 2001 (the "Transfer and Servicing Agreement"), among the Transferor, Nordstrom fsb, as Servicer, and Wells Fargo Bank Minnesota, National Association, as Indenture Trustee (the "Indenture Trustee"), and the Note Purchase Agreement dated as of December 4, 2001 (the "Note Purchase Agreement"), among the Transferor, the Conduit Purchaser, the Agent and the Committed Purchasers named therein, are true and correct on the date hereof.

        (b) The conditions to the Incremental Funding specified in Section 2.03(b) of the Class A Note Purchase Agreement have been satisfied and/or will be satisfied as of the applicable Incremental Funding Date.

        The Issuer requests that such increase in the Principal Balance Increase be made and the proceeds of such increase in the Note Principal Balance be remitted on the applicable Increase Date in immediately available funds to the Transferor, in each case in accordance with the terms and conditions specified in the Indenture Supplement and the Class A Note Purchase Agreement.

        Such Principal Balance Increase is requested to be made on the
______________.



                                        NORDSTROM PRIVATE LABEL CREDIT CARD
                                        MASTER NOTE TRUST, as Issuer


                                        By: Wilmington Trust Company, not in
                                            its individual capacity but solely
                                            as Owner Trustee under the
                                            Trust Agreement


                                        By:
                                            -----------------------------------
                                        Name:
                                        Title

                                                                      EXHIBIT E



                 FORM OF PRINCIPAL BALANCE INCREASE CONFIRMATION

                                     [Date]


Wells Fargo Bank Minnesota, National Association,
  as Indenture Trustee
625 Marquette Avenue
MAC N9311-161
Minneapolis, Minnesota 55479
Attn: Corporate Trust, Asset-Backed Securities

        Re: Nordstrom Private Label Credit Card Master Note Trust, Series 2001-2
            Notes


Ladies and Gentlemen:

        Pursuant to Section 4.10(b) of the Series 2001-2 Indenture Supplement, dated as of December 4, 2001, to the Master Indenture, dated as of October 1, 2001, each by and between Nordstrom Private Label Credit Card Master Note Trust, a Delaware business trust, and Wells Fargo Bank Minnesota, National Association, a national banking association, as Indenture Trustee (terms defined therein being used herein as therein defined), the undersigned hereby advise the Indenture Trustee that on the [_________] Increase Date a Principal Balance
Increase in the aggregate amount of $__________,was made by [           ].


                                        [NAME OF AGENT],
                                        as Agent



                                        By:
                                            -----------------------------------
                                        Name:
                                        Title